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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                            Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2012 through May 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                  Pioneer Oak Ridge
                  Small Cap Growth Fund

--------------------------------------------------------------------------------
                  Semiannual Report | May 31, 2013
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A        ORIGX
                  Class B        ORIBX
                  Class C        ORICX
                  Class K        ORIKX*
                  Class R        ORSRX
                  Class Y        ORIYX

                  * Share class was first publicly offered on December 20, 2012.

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               21

Schedule of Investments                                                       23

Financial Statements                                                          29

Notes to Financial Statements                                                 39

Trustees, Officers and Service Providers                                      47

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled

*   Dividends are not guaranteed.

2 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 aggressive and unconventional monetary and fiscal policies, but the country continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 3

Portfolio Management Discussion | 5/31/13

In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the subadviser of Pioneer Oak Ridge Small Cap Growth Fund, discusses the factors that influenced the Fund's performance during the six-month period ended May 31,2013. Mr. Klaskin is Pioneer Oak Ridge Small Cap Growth Fund's lead portfolio manager.

Q   How did the Fund perform during the six months ended May 31, 2013?

A Pioneer Oak Ridge Small Cap Growth Fund's Class A shares returned 14.37% at net asset value during the six months ended May 31, 2013, while the Fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned 21.58% and 20.60%, respectively. During the same period, the average return of the 524 mutual funds in Lipper's Small Cap Growth Funds category was 18.80%.

Q Could you cite the main reasons for the Fund's underperformance of its benchmarks during the six months ended May 31, 2013?

A The past half-year certainly brought larger gains for the U.S. stock market than most investors could have anticipated at the start of the period. While some of the rally was the result of modest economic improvement in the domestic economy, the highly stimulative policies of the U.S. Federal Reserve Board (the Fed) and other major global central banks also played a key role in fueling investors' unusually high appetite for risk. The result was a six-month period featuring a predominantly "risk-on" investment environment during which stocks and other perceived risky assets performed very well.

    As is often the case during rapidly rising markets, our emphasis on having the Fund own what we believe to be high-quality, reasonably valued growth companies acted as a drag on relative performance. While we are disappointed with the Fund's underperformance, we also recognize that there is little value in "chasing" short-term returns by compromising the overall quality of the portfolio. We believe the value of our patient investment approach will become evident once the market begins to retreat to more typical, historical performance characteristics.

4 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Q What specific allocation decisions or individual securities had a negative effect on the Fund's benchmark-relative performance during the six months ended May 31, 2013?

A The Fund's largest margin of underperformance during the period occurred in the information technology sector. The Fund holding that lagged the most in that sector was Vocus, a "cloud" marketing company that experienced slower-than-expected growth in the wake of an acquisition. We have since sold the stock from the Fund. The portfolio's positions in SolarWinds, Hittite Microwave, and RealPage also detracted from performance, but we have kept those holdings in the Fund, as we continue to like the prospects for all three stocks.

    Holdings in the consumer discretionary sector also proved to be a challenging area for the Fund during the period, due in part to the downturn experienced by the Vitamin Shoppe's stock. A specialty retailer of vitamins, minerals and other nutritional supplements, Vitamin Shoppe was one of the Fund's best-performing stocks in 2012. It has underperformed so far this year, however, as the company lowered guidance for same-store sales, profit-margin expansion and 2013 new store openings. We have maintained the Fund's position, however, based on our belief that positive trends in the health and wellness industry will ultimately lead to a reacceleration in Vitamin Shoppe's earnings growth and store expansion.

Q In what areas did your investment process add value to the Fund's performance during the six months ended May 31, 2013?

A Broad sector positioning was a positive factor in the Fund's six-month results, especially the portfolio's lack of exposure to the materials and consumer staples sectors, both of which underperformed. In addition, the Fund held a weighting in the industrials sector that was well above that of the primary benchmark, the Russell 2000 Growth Index. The overweight to industrials helped the Fund to capitalize on the outperformance of the sector during the period.

    Stock selection in industrials also added value during the six-month period. Specifically, the Fund's position in WageWorks, a professional service company focused on providing tax-advantaged programs for employee health savings accounts, was the holding that contributed the most to benchmark-relative performance in the sector. WageWorks' products allow employers to set aside pre-tax dollars to cover charges such as co-payments,

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 5 typically an out-of-pocket expense under the terms of most standard health insurance plans. We believe continued growth opportunity for WageWorks lies in the expansion of its current business with large-enterprise customers, which usually start with low participation rates and increase their business over time. The Fund's performance in the industrials sector also was boosted by investments in A.O. Smith, a manufacturer of water heaters, Colfax, an industrial manufacturing and engineering company, and Beacon Roofing Supply.

Q   What is your outlook for the remainder of 2013?

A The United States continues to experience modest economic growth, with the housing market showing strength and headline unemployment, for the most part, in decline. At the same time, however, we believe the economy is in the midst of a transformation to a "new normal" level of growth situated between the 2% and 2.5% range, compared with between 3% and 3.5%, historically. This transformation is due in part to an aging population and the rapidly growing level of government debt.

    In this new, slower-growth environment, we believe investors will gradually begin to place a premium on high-quality companies that can consistently deliver organic earnings expansion that exceeds the rate of economic growth. Right now, however, long-term investors do not have to pay a substantial valuation premium to own such companies. We expect that such conditions will provide a fertile environment for us to employ our bottom-up approach to stock selection when purchasing investments for the Fund.

    We believe the industrials sector, which is the Fund's largest sector overweight relative to the Russell 2000 Growth Index, is a particularly noteworthy source of such opportunities. We have also added portfolio positions in select "early stage" health care companies - such as Ariad Pharmaceuticals - that do not yet have earnings, but that we believe have the potential for robust earnings growth in the future. At the same time, we continue to avoid having the Fund own stocks in the more cyclical areas of the market, where earnings growth is often a byproduct of commodity prices or broader economic conditions, rather than company-specific factors.

    We also see the continued potential for merger-and-acquisition activity to drive the returns of small-cap stocks. Many large companies have been experiencing slow revenue growth, and the best way to boost those results is for such firms to buy undervalued, fast-growing companies. While we do not purchase individual stocks for the Fund on the expectation that they

6 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 will be taken over, we would note that four of the portfolio's holdings were bought out in 2012. We believe this type of acquisition activity has the potential to provide continued support for small-cap stocks.

    Looking ahead to the remainder of the year, we feel it is reasonable to expect that the broader market will begin to experience a more normalized rate of return than it showed during the previous six months. We also expect that high-quality firms with recurring revenues and sound business practices should fare well compared with the overall market. Therefore, we believe that Pioneer Oak Ridge Small Cap Growth Fund is well positioned for such an environment in the months ahead.

Please refer to the Schedule of Investments on pages 23-28 for a full listing of Fund securities.

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 7

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Portfolio Summary | 5/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                      95.3%
Temporary Cash Investments                               4.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                             27.8%
Health Care                                             21.3%
Information Technology                                  20.4%
Consumer Discretionary                                  13.7%
Financials                                               9.8%
Energy                                                   7.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Portfolio Recovery Associates, Inc.                                    3.14%
--------------------------------------------------------------------------------
 2. AO Smith Corp.                                                         3.13
--------------------------------------------------------------------------------
 3. Salix Pharmaceuticals, Ltd.                                            3.09
--------------------------------------------------------------------------------
 4. Akorn, Inc.                                                            2.95
--------------------------------------------------------------------------------
 5. WEX, Inc.                                                              2.84
--------------------------------------------------------------------------------
 6. Watsco, Inc.                                                           2.63
--------------------------------------------------------------------------------
 7. Gulfport Energy Corp.                                                  2.62
--------------------------------------------------------------------------------
 8. Colfax Corp.                                                           2.58
--------------------------------------------------------------------------------
 9. Middleby Corp.                                                         2.47
--------------------------------------------------------------------------------
10. Beacon Roofing Supply, Inc.                                            2.46
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 9

Prices and Distributions | 5/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                           5/31/13                      11/30/12
--------------------------------------------------------------------------------
             A                              $33.66                       $29.43
--------------------------------------------------------------------------------
             B                              $30.63                       $26.90
--------------------------------------------------------------------------------
             C                              $28.53                       $25.04
--------------------------------------------------------------------------------
             R                              $33.60                       $29.40
--------------------------------------------------------------------------------
             Y                              $34.07                       $29.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                           5/31/13                      12/20/12
--------------------------------------------------------------------------------
             K*                             $33.74                       $29.77
--------------------------------------------------------------------------------

Distributions per Share: 12/1/12-5/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Short-Term         Long-Term
           Class              Dividends         Capital Gains      Capital Gains
--------------------------------------------------------------------------------
             A                 $    --              $   --            $    --
--------------------------------------------------------------------------------
             B                 $    --              $   --            $    --
--------------------------------------------------------------------------------
             C                 $    --              $   --            $    --
--------------------------------------------------------------------------------
             K*                $    --              $   --            $    --
--------------------------------------------------------------------------------
             R                 $    --              $   --            $    --
--------------------------------------------------------------------------------
             Y                 $    --              $   --            $    --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index is an unmanaged index that measures the performance of U.S. small-cap growth stocks. The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-20.

* Class K shares were first publicly offered on December 20, 2012.

10 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Performance Update | 5/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset          Public Offering
Period            Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years          10.37%              9.72%
5 Years            7.55               6.28
1 Year            23.54              16.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                  Gross              Net
--------------------------------------------------------------------------------
                  1.51%              1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge         Russell 2000
                 Small Cap Growth Fund     Growth Index    Russell 2000 Index
5/31/2003        $       9,425             $    10,000     $      10,000
5/31/2004        $      11,792             $    13,029     $      12,977
5/31/2005        $      13,748             $    14,309     $      13,545
5/31/2006        $      15,461             $    16,918     $      16,013
5/31/2007        $      17,676             $    20,120     $      18,827
5/31/2008        $      17,568             $    18,000     $      17,749
5/31/2009        $      12,832             $    12,279     $      12,150
5/31/2010        $      16,263             $    16,407     $      15,861
5/31/2011        $      22,337             $    21,288     $      21,696
5/31/2012        $      20,464             $    19,397     $      19,644
5/31/2013        $      25,281             $    25,425     $      25,707

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 11

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class A shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

12 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Performance Update | 5/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years           9.41%              9.41%
5 Years            6.59               6.59
1 Year            22.46              18.46
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                  Gross              Net
--------------------------------------------------------------------------------
                  2.39%              2.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge         Russell 2000
                 Small Cap Growth Fund     Growth Index    Russell 2000 Index
5/31/2003        $     10,000              $    10,000     $     10,000
5/31/2004        $     12,427              $    13,029     $     12,977
5/31/2005        $     14,372              $    14,309     $     13,545
5/31/2006        $     16,015              $    16,918     $     16,013
5/31/2007        $     18,137              $    20,120     $     18,827
5/31/2008        $     17,865              $    18,000     $     17,749
5/31/2009        $     12,931              $    12,279     $     12,150
5/31/2010        $     16,241              $    16,407     $     15,861
5/31/2011        $     22,113              $    21,288     $     21,696
5/31/2012        $     20,069              $    19,397     $     19,644
5/31/2013        $     24,575              $    25,425     $     25,707

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

13 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class B shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class B shares were first publicly offered on February 17, 2004.

14 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Performance Update | 5/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years           9.48%              9.48%
5 Years            6.66               6.66
1 Year            22.64              22.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge        Russell 2000
                 Small Cap Growth Fund    Growth Index    Russell 2000 Index
5/31/2003        $    10,000              $     10,000    $     10,000
5/31/2004        $    12,422              $     13,029    $     12,977
5/31/2005        $    14,361              $     14,309    $     13,545
5/31/2006        $    16,027              $     16,918    $     16,013
5/31/2007        $    18,168              $     20,120    $     18,827
5/31/2008        $    17,914              $     18,000    $     17,749
5/31/2009        $    12,966              $     12,279    $     12,150
5/31/2010        $    16,290              $     16,407    $     15,861
5/31/2011        $    22,182              $     21,288    $     21,696
5/31/2012        $    20,163              $     19,397    $     19,644
5/31/2013        $    24,727              $     25,425    $     25,707

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class C shares of the Fund includes the net asset value performance of the predecessor fund's Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 15

Performance Update | 5/31/13                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years          10.40%             10.40%
5 Years            7.60               7.60
1 Year            23.83              23.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge         Russell 2000
                 Small Cap Growth Fund     Growth Index   Russell 2000 Index
5/31/2003        $    10,000               $    10,000    $    10,000
5/31/2004        $    12,513               $    13,029    $    12,977
5/31/2005        $    14,588               $    14,309    $    13,545
5/31/2006        $    16,405               $    16,918    $    16,013
5/31/2007        $    18,756               $    20,120    $    18,827
5/31/2008        $    18,641               $    18,000    $    17,749
5/31/2009        $    13,616               $    12,279    $    12,150
5/31/2010        $    17,257               $    16,407    $    15,861
5/31/2011        $    23,702               $    21,288    $    21,696
5/31/2012        $    21,714               $    19,397    $    19,644
5/31/2013        $    26,889               $    25,425    $    25,707

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for periods prior to the commencement of operations of Class K shares on December 20, 2012, is the performance of Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown.

Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance shown for Class K shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. The performance shown for Class K shares of the Fund for the period from February 13, 2004, to the inception of Class K shares on December 20, 2012, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including
Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class K shares, the performance for Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 17

Performance Update | 5/31/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years          10.35%             10.35%
5 Years            7.51               7.51
1 Year            23.33              23.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                  Gross              Net
--------------------------------------------------------------------------------
                  1.93%              1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge         Russell 2000
                 Small Cap Growth Fund     Growth Index    Russell 2000 Index
5/31/2003        $     10,000              $     10,000    $      10,000
5/31/2004        $     12,513              $     12,977    $      13,029
5/31/2005        $     14,588              $     13,545    $      14,309
5/31/2006        $     16,405              $     16,013    $      16,918
5/31/2007        $     18,756              $     18,827    $      20,120
5/31/2008        $     18,641              $     17,749    $      18,000
5/31/2009        $     13,616              $     12,150    $      12,279
5/31/2010        $     17,257              $     15,861    $      16,407
5/31/2011        $     23,702              $     21,696    $      21,288
5/31/2012        $     21,714              $     19,644    $      19,397
5/31/2013        $     26,779              $     25,707    $      25,425

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for periods prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance shown for Class R shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. The performance shown for Class R shares of the Fund for the period from February 13, 2004, to the inception of Class R shares on April 2, 2012, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class R shares, the performance for Class R shares prior to their inception on April 2, 2012, would have been higher than the performance shown.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 19

Performance Update | 5/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years          10.50%             10.50%
5 Years            7.80               7.80
1 Year            24.04              24.04
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Oak Ridge         Russell 2000
                 Small Cap Growth Fund     Growth Index    Russell 2000 Index
5/31/2003        $     5,000,000           $  5,000,000    $     5,000,000
5/31/2004        $     6,256,297           $  6,488,258    $     6,514,602
5/31/2005        $     7,293,934           $  6,772,531    $     7,154,311
5/31/2006        $     8,202,499           $  8,006,252    $     8,458,944
5/31/2007        $     9,378,102           $  9,413,333    $    10,060,126
5/31/2008        $     9,320,285           $  8,874,408    $     9,000,106
5/31/2009        $     6,808,048           $  6,074,963    $     6,139,277
5/31/2010        $     8,639,432           $  7,930,515    $     8,203,557
5/31/2011        $    11,902,157           $ 10,848,226    $    10,644,118
5/31/2012        $    10,938,783           $  9,821,869    $     9,698,667
5/31/2013        $    13,567,929           $ 12,853,327    $    12,712,469

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance shown for Class Y shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. The performance shown for Class Y shares of the Fund for the period from February 13, 2004, to the inception of Class Y shares on December 29, 2009, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares for periods prior to their inception on December 29, 2009, would have been higher than the performance shown.

20 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on actual returns from December 1, 2013, through May 31, 2013.

----------------------------------------------------------------------------------------
Share Class                 A          B          C          K          R         Y
----------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 12/1/12**
----------------------------------------------------------------------------------------
Ending Account          $1,143.70  $1,138.70  $1,139.40  $1,103.40  $1,142.90  $1,149.00
Value (after expenses)
on 5/31/13
----------------------------------------------------------------------------------------
Expenses Paid           $    7.48  $   12.26  $   11.36  $    4.18  $    8.55  $    5.52
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.30%, 2.13%, 0.89%, 1.60%, and 1.03% for Class A, Class B, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/365 (163/182 for Class K shares) (to reflect the one-half year period).

**  Class K shares were first publicly offered on December 20, 2012.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2013, through May 31, 2013.

----------------------------------------------------------------------------------------
Share Class                 A          B          C         K          R          Y
----------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 12/1/12**
----------------------------------------------------------------------------------------
Ending Account          $1,017.95  $1,013.46  $1,041.31  $1,018.35  $1,016.95  $1,019.80
Value (after expenses)
on 5/31/13
----------------------------------------------------------------------------------------
Expenses Paid           $    7.04  $   11.55  $   10.70  $    4.01  $    8.05  $    5.19
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.30%, 2.13%, 0.89%, 1.60%, and 1.03% for Class A, Class B, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/365 (163/182 for Class K shares) (to reflect the one-half year period).

**  Class K shares were first publicly offered on December 20, 2012.

22 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Schedule of Investments | 5/31/13 (unaudited)

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.9%
               ENERGY -- 6.4%
               Oil & Gas Exploration & Production -- 6.4%
     852,300   Approach Resources, Inc.*                              $   21,469,437
     855,000   Gulfport Energy Corp.*                                     40,774,950
   2,000,000   Halcon Resources Corp.*                                    10,560,000
     834,000   Oasis Petroleum, Inc.*                                     30,991,440
                                                                      --------------
                                                                      $  103,795,827
                                                                      --------------
               Total Energy                                           $  103,795,827
------------------------------------------------------------------------------------
               CAPITAL GOODS -- 20.9%
               Aerospace & Defense -- 3.9%
   1,817,593   The KEYW Holding Corp.*                                $   26,809,497
     484,483   Triumph Group, Inc.                                        37,620,105
                                                                      --------------
                                                                      $   64,429,602
------------------------------------------------------------------------------------
               Building Products -- 3.0%
   1,240,932   AO Smith Corp.                                         $   48,644,534
------------------------------------------------------------------------------------
               Industrial Machinery -- 9.1%
     838,800   Actuant Corp.                                          $   28,519,200
     872,930   Altra Holdings, Inc.*                                      25,149,113
     307,679   CLARCOR, Inc.                                              16,688,509
     802,400   Colfax Corp.*                                              40,039,760
     235,104   Middleby Corp.*                                            38,437,153
                                                                      --------------
                                                                      $  148,833,735
------------------------------------------------------------------------------------
               Trading Companies & Distributors -- 4.9%
     929,100   Beacon Roofing Supply, Inc.*                           $   38,297,502
     468,600   Watsco, Inc.                                               40,885,350
                                                                      --------------
                                                                      $   79,182,852
                                                                      --------------
               Total Capital Goods                                    $  341,090,723
------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 4.1%
               Environmental & Facilities Services -- 2.0%
     200,000   Heritage-Crystal Clean, Inc.*                          $    3,010,000
     760,995   Waste Connections, Inc.*                                   30,622,439
                                                                      --------------
                                                                      $   33,632,439
------------------------------------------------------------------------------------
               Human Resource & Employment Services -- 2.1%
   1,166,900   WageWorks, Inc.*                                       $   33,805,093
                                                                      --------------
               Total Commercial Services & Supplies                   $   67,437,532
------------------------------------------------------------------------------------
               TRANSPORTATION -- 1.4%
               Trucking -- 1.4%
     842,500   Roadrunner Transportation Systems, Inc.*               $   23,337,250
                                                                      --------------
               Total Transportation                                   $   23,337,250
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 23

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 4.6%
               Apparel, Accessories & Luxury Goods -- 1.4%
     742,745   True Religion Apparel, Inc.                            $   23,649,001
------------------------------------------------------------------------------------
               Footwear -- 3.2%
     271,500   Deckers Outdoor Corp.*                                 $   14,574,120
     719,440   Wolverine World Wide, Inc.                                 37,662,684
                                                                      --------------
                                                                      $   52,236,804
                                                                      --------------
               Total Consumer Durables & Apparel                      $   75,885,805
------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 2.6%
               Restaurants -- 2.6%
     159,500   Buffalo Wild Wings, Inc.*                              $   15,305,620
   1,165,300   Texas Roadhouse, Inc.                                      27,559,345
                                                                      --------------
                                                                      $   42,864,965
                                                                      --------------
               Total Consumer Services                                $   42,864,965
------------------------------------------------------------------------------------
               RETAILING -- 5.8%
               Distributors -- 1.3%
     875,026   LKQ Corp.*                                             $   21,420,636
------------------------------------------------------------------------------------
               Catalog Retail -- 1.4%
     410,000   HSN, Inc.*                                             $   23,324,900
------------------------------------------------------------------------------------
               Apparel Retail -- 1.7%
     507,900   The Children's Place Retail Stores, Inc.*              $   27,086,307
------------------------------------------------------------------------------------
               Specialty Stores -- 1.4%
     530,100   Vitamin Shoppe, Inc.*                                  $   23,186,574
                                                                      --------------
               Total Retailing                                        $   95,018,417
------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 9.9%
               Health Care Equipment -- 2.9%
   1,047,797   Globus Medical, Inc.*                                  $   15,297,836
     439,200   Sirona Dental Systems, Inc.*                               31,156,848
                                                                      --------------
                                                                      $   46,454,684
------------------------------------------------------------------------------------
               Health Care Supplies -- 3.0%
     903,000   Align Technology, Inc.*                                $   32,282,250
     925,000   Spectranetics Corp.*                                       17,297,500
                                                                      --------------
                                                                      $   49,579,750
------------------------------------------------------------------------------------
               Health Care Distributors -- 2.2%
     300,335   MWI Veterinary Supply, Inc.*                           $   36,493,706
------------------------------------------------------------------------------------
               Health Care Technology -- 1.8%
   1,592,409   Omnicell, Inc.*                                        $   28,870,375
                                                                      --------------
               Total Health Care Equipment & Services                 $  161,398,515
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY &
               LIFE SCIENCES -- 10.4%
               Biotechnology -- 2.9%
   1,367,000   Ariad Pharmaceuticals, Inc.*                           $   25,070,780
   1,451,100   NPS Pharmaceuticals, Inc.*                                 22,854,825
                                                                      --------------
                                                                      $   47,925,605
------------------------------------------------------------------------------------
               Pharmaceuticals -- 7.5%
   3,150,600   Akorn, Inc.*                                           $   45,778,218
     821,700   Questcor Pharmaceuticals, Inc.                             28,077,489
     791,600   Salix Pharmaceuticals, Ltd.*                               48,026,372
                                                                      --------------
                                                                      $  121,882,079
                                                                      --------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $  169,807,684
------------------------------------------------------------------------------------
               BANKS -- 1.8%
               Regional Banks -- 1.8%
   1,211,858   BankUnited, Inc.*                                      $   29,787,470
                                                                      --------------
               Total Banks                                            $   29,787,470
------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 6.6%
               Consumer Finance -- 3.0%
     319,899   Portfolio Recovery Associates, Inc.*                   $   48,711,020
------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 2.0%
     197,500   Affiliated Managers Group, Inc.*                       $   32,390,000
------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.6%
     727,780   Stifel Financial Corp.*                                $   26,192,802
                                                                      --------------
               Total Diversified Financials                           $  107,293,822
------------------------------------------------------------------------------------
               INSURANCE -- 1.0%
               Property & Casualty Insurance -- 1.0%
     319,710   ProAssurance Corp.                                     $   16,049,442
                                                                      --------------
               Total Insurance                                        $   16,049,442
------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 17.6%
               Internet Software & Services -- 1.2%
   2,153,200   Dice Holdings, Inc.*                                   $   19,421,864
------------------------------------------------------------------------------------
               IT Consulting & Other Services -- 2.3%
     710,202   EPAM Systems, Inc.*                                    $   16,448,278
     909,075   Virtusa Corp.*                                             21,326,900
                                                                      --------------
                                                                      $   37,775,178
------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 4.4%
     997,667   Cardtronics, Inc.*                                     $   28,463,440
     597,310   WEX, Inc.*                                                 44,123,290
                                                                      --------------
                                                                      $   72,586,730
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 25

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Application Software -- 8.6%
     292,521   ANSYS, Inc.*                                           $   21,792,814
     515,840   Ellie Mae, Inc.*                                           11,549,658
   1,070,554   RealPage, Inc.*                                            20,383,348
   1,267,438   Seachange International, Inc.*                             13,637,633
     352,500   SolarWinds, Inc.*                                          14,857,875
     542,100   Solera Holdings, Inc.*                                     29,690,817
     922,227   Synchronoss Technologies, Inc.*                            28,911,816
                                                                      --------------
                                                                      $  140,823,961
------------------------------------------------------------------------------------
               Systems Software -- 1.1%
     401,270   MICROS Systems, Inc.*                                  $   16,933,594
      18,868   Proofpoint, Inc.*                                             381,134
                                                                      --------------
                                                                      $   17,314,728
                                                                      --------------
               Total Software & Services                              $  287,922,461
------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.8%
               Semiconductors -- 1.8%
     540,442   Hittite Microwave Corp.*                               $   29,335,192
                                                                      --------------
               Total Semiconductors & Semiconductor Equipment         $   29,335,192
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $1,130,527,632)                                  $1,551,025,105
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 4.6%
               Repurchase Agreements -- 4.6%
  44,655,000   Deutschebank AG, 0.06%, dated 5/31/13, repurchase
               price of $44,655,000 plus accrued interest on 6/3/13
               collateralized by the following:
               $36,069,328 U.S. Treasury Strip, 0.0%, 8/15/13-8/15/42
               $2,653,945 U.S. Treasury Notes, 1.25%, 1/31/19-2/29/20
               $6,824,827. Treasury Bonds, 2.375%-7.875%,
               2/15/21-1/15/29                                        $   44,655,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

------------------------------------------------------------------------------------
Principal
Amount ($)                                                            Value
------------------------------------------------------------------------------------
               Repurchase Agreements -- (continued)
  30,655,000   TS Securities, Inc., 0.06%, dated 5/31/13, repurchase
               price of $30,655,000 plus accrued interest on 6/3/13
               collateralized by the following:
               $14,153,490 Federal National Mortgage Association,
               1.25%, 3/30/17
               $17,114,611 U.S. Treasury Notes, 1.375%, 5/31/20       $   30,655,000
------------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $75,310,000)                                     $   75,310,000
------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.5%
               (Cost $1,205,837,632) (a)                              $1,626,335,105
------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.5%                     $    8,843,352
------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $1,635,178,457
====================================================================================

*   Non-income producing security.

(a) At May 31, 2013, the net unrealized gain on investments based on cost for federal, Income tax purposes of $1,207,327,468 was as follows:

       Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                       $441,319,388

       Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                       (22,311,751)
                                                                         ------------
        Net unrealized gain                                              $419,007,637
                                                                         ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2013 aggregated $271,618,397 and $147,071,460, respectively.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 27

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2013, in valuing the Fund's assets:

----------------------------------------------------------------------------------
                       Level 1          Level 2           Level 3   Total
----------------------------------------------------------------------------------
Common Stocks          $1,551,025,105   $            --   $  --     $1,551,025,105
Repurchase Agreements              --        75,310,000      --         75,310,000
----------------------------------------------------------------------------------
Total                  $1,551,025,105   $    75,310,000   $  --     $1,626,335,105
==================================================================================

During the six months ended May 31, 2013, there were no transfers between Level 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Statement of Assets and Liabilities | 5/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $1,205,837,632)                 $1,626,335,105
  Cash                                                                6,824,310
  Receivables --
     Investment securities sold
     Fund shares sold                                                 4,746,663
     Dividends                                                           87,676
     Interest                                                               126
  Prepaid expenses                                                       96,026
--------------------------------------------------------------------------------
        Total assets                                             $1,638,089,906
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                            $      318,428
      Fund shares repurchased                                         1,949,664
   Due to affiliates                                                    463,304
   Due from Pioneer Investment Management, Inc.                          16,668
   Accrued expenses                                                     163,385
--------------------------------------------------------------------------------
         Total liabilities                                       $    2,911,449
================================================================================
NET ASSETS:
   Paid-in capital                                               $1,178,923,005
   Accumulated net investment loss                                   (5,329,392)
   Accumulated net realized gain on investments                      41,087,371
   Net unrealized gain on investments                               420,497,473
--------------------------------------------------------------------------------
        Total net assets                                         $1,635,178,457
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $480,985,503/14,289,321 shares)             $        33.66
   Class B (based on $4,153,632/135,604 shares)                  $        30.63
   Class C (based on $84,814,829/2,972,834 shares)               $        28.53
   Class K (based on $11,283/334 shares)*                        $        33.74
   Class R (based on $590,427/17,574 shares)                     $        33.60
   Class Y (based on $1,064,622,783/31,251,518 shares)           $        34.07
MAXIMUM OFFERING PRICE:
   Class A ($33.66 (divided by) 94.25)                           $        35.71
================================================================================

* Net asset value per share amount does not recalculate due to the rounding of net assets and/or shares outstanding.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 29

Statement of Operations (unaudited)

For the Six Months Ended 5/31/13

INVESTMENT INCOME:
  Dividends                                                         $ 3,589,969
  Interest                                                               46,879
------------------------------------------------------------------------------------------------
        Total investment income                                                   $   3,636,848
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 6,202,936
  Transfer agent fees and expenses
     Class A                                                            129,603
     Class B                                                             10,998
     Class C                                                             25,834
     Class R                                                                340
     Class Y                                                             69,553
  Distribution fees
     Class A                                                            561,556
     Class B                                                             24,146
     Class C                                                            396,416
     Class R                                                              1,078
  Shareholder communications fee                                      1,122,022
  Administrative reimbursement                                          217,167
  Custodian fees                                                         19,391
  Registration fees                                                      59,220
  Professional fees                                                      52,463
  Printing expense                                                       35,289
  Fees and expenses of nonaffiliated trustees                            28,769
  Miscellaneous                                                          36,725
------------------------------------------------------------------------------------------------
     Total expenses                                                               $   8,993,506
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                          (27,266)
------------------------------------------------------------------------------------------------
     Net expenses                                                                 $   8,966,240
------------------------------------------------------------------------------------------------
        Net investment loss                                                       $  (5,329,392)
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                                $  43,789,597
------------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                    $ 161,375,822
------------------------------------------------------------------------------------------------
  Net gain on investments                                                         $ 205,165,419
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $ 199,836,027
================================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            5/31/13          Year Ended
                                                            (unaudited)      11/30/12
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $   (5,329,392)  $      (8,244,385)
Net realized gain on investments                                43,789,597          35,257,365
Change in net unrealized gain (loss) on investments            161,375,822          50,163,826
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  199,836,027   $      77,176,806
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
      Class A ($0.00 and $0.90 per share, respectively)     $           --   $     (12,480,002)
      Class B ($0.00 and $0.90 per share, respectively)                 --            (181,801)
      Class C ($0.00 and $0.90 per share, respectively)                 --          (2,550,074)
      Class K* ($0.00 and $0.00 per share, respectively)                --                  --
      Class R** ($0.0 and $0.90 per share, respectively)                --              (7,049)
      Class Y ($0.00 and $0.90 per share, respectively)                 --         (24,757,821)
-----------------------------------------------------------------------------------------------
      Total distributions to shareowners                    $           --   $     (39,976,747)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  265,246,224   $     684,797,150
Reinvestment of distributions                                           --          36,262,934
Cost of shares repurchased                                    (173,422,422)       (467,386,877)
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                           $   91,823,802   $     253,673,207
-----------------------------------------------------------------------------------------------
      Net increase in net assets                            $  291,659,829   $     290,873,266
NET ASSETS:
Beginning of year                                            1,343,518,628       1,052,645,362
-----------------------------------------------------------------------------------------------
End of year                                                 $1,635,178,457   $   1,343,518,628
-----------------------------------------------------------------------------------------------
Accumulated net investment loss                             $   (5,329,392)  $              --
===============================================================================================

*   Class K shares were first publicly offered on December 20, 2012.

**  Class R shares were first publicly offered on April 2, 2012.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 31

------------------------------------------------------------------------------------------------
                                   '13 Shares    '13 Amount
                                   (unaudited)   (unaudited)      '12 Shares    '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                         2,400,210    $ 75,969,339      4,818,164    $   156,456,047
Reinvestment of distributions              --              --        384,111         11,131,520
Less shares repurchased            (2,367,757)    (74,564,049)    (9,370,756)      (276,432,163)
------------------------------------------------------------------------------------------------
      Net increase (decrease)          32,453    $  1,405,290     (4,168,481)   $  (108,844,596)
================================================================================================
Class B
Shares sold or exchanged                7,641    $    222,503         19,374    $       512,562
Reinvestment of distributions              --              --          6,470            171,385
Less shares repurchased               (77,385)     (2,235,406)      (134,606)        (3,688,837)
------------------------------------------------------------------------------------------------
      Net decrease                    (69,744)   $ (2,012,903)      (108,762)   $    (3,004,890)
================================================================================================
Class C
Shares sold                           318,871    $  8,516,418        978,414    $    24,616,269
Reinvestment of distributions              --              --         79,771          1,966,373
Less shares repurchased              (278,900)     (7,437,277)      (580,491)       (15,484,044)
------------------------------------------------------------------------------------------------
      Net increase                     39,971    $  1,079,141        477,694    $    11,098,598
================================================================================================
Class K*
Shares sold                               334    $     10,000             --    $            --
Reinvestment of distributions              --              --             --                 --
Less shares repurchased                    --              --             --                 --
------------------------------------------------------------------------------------------------
      Net increase                        334    $     10,000             --    $            --
================================================================================================
Class R**
Shares sold                            12,719    $    404,485          8,653    $       251,759
Reinvestment of distributions              --              --            169              4,903
Less shares repurchased                (3,244)       (103,709)          (723)           (21,253)
------------------------------------------------------------------------------------------------
      Net increase                      9,475    $    300,776          8,099    $       235,409
================================================================================================
Class Y
Shares sold                         5,623,555    $180,123,479     16,855,208    $   502,960,513
Reinvestment of distributions              --              --        785,403         22,988,753
Less shares repurchased            (2,786,051)    (89,081,981)    (5,339,290)      (171,760,580)
------------------------------------------------------------------------------------------------
      Net increase                  2,837,504    $ 91,041,498     12,301,321    $   354,188,686
================================================================================================

*   Class K shares were first publicly offered on December 20, 2012

**  Class R shares were first publicly offered on April 2, 2012

The accompanying notes are an integral part of these financial statements.

32 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year        Year        Year        Year
                                                            5/31/13       Ended       Year Ended  Ended       Ended       Ended
                                                            (unaudited)   11/30/12    11/30/11    11/30/10    11/30/09    11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $  29.43      $  28.42    $  26.84    $  20.96    $  17.06    $  25.82
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                      $  (0.14)     $  (0.27)   $  (0.28)   $  (0.22)   $  (0.12)   $  (0.13)
   Net realized and unrealized gain (loss) on investments       4.37          2.18        3.30        6.10        4.02       (8.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   4.23      $   1.91    $   3.02    $   5.88    $   3.90    $  (8.23)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                              --         (0.90)      (1.44)         --          --       (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   4.23      $   1.01    $   1.58    $   5.88    $   3.90    $  (8.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  33.66      $  29.43    $  28.42    $  26.84    $  20.96    $  17.06
====================================================================================================================================
Total return*                                                  14.37%         6.76%      11.51%      28.05%      22.86%     (31.86)%
Ratio of net expenses to average net assets+                    1.40%**       1.40%       1.40%       1.28%       1.36%       1.40%
Ratio of net investment loss to average net assets+            (0.91)%**     (0.88)%     (1.00)%     (0.92)%     (0.82)%     (0.70)%
Portfolio turnover rate                                           28%**         23%         26%         27%         29%         37%
Net assets, end of period (in thousands)                    $480,985      $419,590    $523,611    $493,766    $396,023    $204,015
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.41%**       1.51%       1.51%       1.56%       1.60%       1.57%
   Net investment loss                                         (0.92)%**     (0.98)%     (1.11)%     (1.21)%     (1.06)%     (0.86)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.40%**       1.40%       1.40%       1.28%       1.36%       1.40%
   Net investment loss                                         (0.91)%**     (0.88)%     (1.00)%     (0.92)%     (0.82)%     (0.70)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 33

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year       Year
                                                             5/31/13      Ended      Ended      Ended      Ended      Ended
                                                             (unaudited)  11/30/12   11/30/11   11/30/10   11/30/09   11/30/08
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 26.90      $ 26.28    $ 25.15    $ 19.83    $ 16.29    $ 24.90
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.32)     $ (0.63)   $ (0.57)   $ (0.47)   $ (0.19)   $ (0.40)
   Net realized and unrealized gain (loss) on investments       4.05         2.15       3.14       5.79       3.73      (7.68)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  3.73      $  1.52    $  2.57    $  5.32    $  3.54    $ (8.08)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                              --        (0.90)     (1.44)        --         --      (0.53)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  3.73      $  0.62    $  1.13    $  5.32    $  3.54    $ (8.61)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 30.63      $ 26.90    $ 26.28    $ 25.15    $ 19.83    $ 16.29
================================================================================================================================
Total return*                                                  13.87%        5.83%     10.49%     26.83%     21.73%    (32.43)%
Ratio of net expenses to average net assets+                    2.30%**      2.30%      2.30%      2.17%      2.24%      2.31%
Ratio of net investment loss to average net assets+            (1.77)%**    (1.80)%    (1.91)%    (1.82)%    (1.73)%    (1.63)%
Portfolio turnover rate                                           28%**        23%        26%        27%        29%        37%
Net assets, end of period (in thousands)                     $ 4,154      $ 5,524    $ 8,256    $ 9,142    $ 9,197    $ 3,805
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.47%**      2.39%      2.37%      2.48%      2.60%      2.40%
   Net investment loss                                         (1.95)%**    (1.89)%    (1.98)%    (2.13)%    (2.09)%    (1.72)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 2.30%**      2.30%      2.30%      2.17%      2.24%      2.30%
   Net investment loss                                         (1.77)%**    (1.80)%    (1.91)%    (1.82)%    (1.73)%    (1.62)%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year       Year
                                                             5/31/13      Ended      Ended      Ended      Ended      Ended
                                                             (unaudited)  11/30/12   11/30/11   11/30/10   11/30/09   11/30/08
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 25.04      $ 24.48    $ 23.50    $ 18.52    $ 15.21    $ 23.30
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.22)     $ (0.36)   $ (0.42)   $ (0.38)   $ (0.22)   $ (0.36)
   Net realized and unrealized gain (loss) on investments       3.71         1.82       2.84       5.36       3.53      (7.20)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  3.49      $  1.46    $  2.42    $  4.98    $  3.31    $ (7.56)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                              --        (0.90)     (1.44)        --         --      (0.53)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  3.49      $  0.56    $  0.98    $  4.98    $  3.31    $ (8.09)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 28.53      $ 25.04    $ 24.48    $ 23.50    $ 18.52    $ 15.21
================================================================================================================================
Total return*                                                  13.94%        6.01%     10.59%     26.89%     21.76%    (32.43)%
Ratio of net expenses to average net assets+                    2.13%**      2.17%      2.20%      2.18%      2.26%      2.27%
Ratio of net investment loss to average net assets+            (1.64)%**    (1.63)%    (1.81)%    (1.82)%    (1.71)%    (1.59)%
Portfolio turnover rate                                           28%**        23%        26%        27%        29%        37%
Net assets, end of period (in thousands)                     $84,815      $73,426    $60,111    $47,291    $36,280    $20,913
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.13%**      2.17%      2.20%      2.29%      2.40%      2.27%
   Net investment loss                                         (1.64)%**    (1.63)%    (1.81)%    (1.93)%    (1.86)%    (1.59)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 2.13%**      2.17%      2.20%      2.18%      2.26%      2.27%
   Net investment loss                                         (1.64)%**    (1.63)%    (1.81)%    (1.82)%    (1.71)%    (1.59)%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 35

-------------------------------------------------------------------------------
                                                                 12/20/12 (a)
                                                                 (Commencement
                                                                 of Operations)
                                                                 to 5/31/13
-------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                             $  29.77
-------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                            $  (0.08)
  Net realized and unrealized gain on investments                    4.05
-------------------------------------------------------------------------------
Net increase from investment operations                          $   3.97
-------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                              $     --
-------------------------------------------------------------------------------
Net increase in net asset value                                  $   3.97
-------------------------------------------------------------------------------
Net asset value, end of period                                   $  33.74
===============================================================================
Total return*                                                       10.34%(b)
Ratio of net expenses to average net assets+                         0.89%**
Ratio of net investment loss to average net assets+                 (0.60)%**
Portfolio turnover rate                                                28%(b)
Net assets, end of period (in thousands)                         $     11
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                     0.89%**
  Net investment loss                                               (0.60)%**
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                       0.89%**
  Net investment loss                                               (0.60)%**
===============================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

(a) Class K shares were first publicly offered on December 20, 2012.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

-------------------------------------------------------------------------------
                                                    Six Months   4/2/12 (a)
                                                    Ended        (Commencement
                                                    5/31/13      of Operations)
                                                    (unaudited)  to 11/30/12
-------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                $ 29.40      $ 29.75
-------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                               $ (0.14)     $ (0.03)
  Net realized and unrealized gain on investments      4.34         0.58
-------------------------------------------------------------------------------
Net increase from investment operations             $  4.20      $  0.55
-------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                      --      $ (0.90)
-------------------------------------------------------------------------------
Net increase in net asset value                     $  4.20      $ (0.35)
-------------------------------------------------------------------------------
Net asset value, end of period                      $ 33.60      $ 29.40
===============================================================================
Total return*                                         14.29%        1.89%(b)
Ratio of net expenses to average net assets+           1.60%**      1.60%**
Ratio of net investment loss to average net assets+   (1.17)%**    (0.91)%**
Portfolio turnover rate                                  28%**        23%(b)
Net assets, end of period (in thousands)            $   590      $   238
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses                                       1.70%**      1.93%**
  Net investment loss                                 (1.27)%**    (1.25)%**
Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                         1.60%**      1.60%**
  Net investment loss                                 (1.17)%**    (0.91)%**
===============================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

(a) Class R shares were first publicly offered on April 2, 2012.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 37

-----------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended            Year         Year         12/29/09 (a)
                                                                5/31/13          Ended        Ended        to
                                                                (unaudited)      11/30/12     11/30/11     11/30/10
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $    29.73       $  28.59     $  26.91     $  22.77
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                          $    (0.08)      $  (0.11)    $  (0.17)    $  (0.07)
   Net realized and unrealized gain on investments                    4.42           2.15         3.29         4.21
-----------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                         $     4.34       $   2.04     $   3.12     $   4.14
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                                (0.90)       (1.44)          --
-----------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                 $     4.34       $   1.14     $   1.68     $   4.14
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $    34.07       $  29.73     $  28.59     $  26.91
=======================================================================================================================
Total return*                                                        14.60%          7.17%       11.86%       18.18%
Ratio of net expenses to average net assets+                          1.03%**        1.03%        1.10%        1.03%**
Ratio of net investment loss to average net assets+                  (0.55)%**      (0.47)%      (0.71)%      (0.66)%**
Portfolio turnover rate                                                 28%**          23%          26%          27%**
Net assets, end of period (in thousands)                        $1,064,623       $844,740     $460,666     $195,799
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.03%**        1.03%        1.10%        1.03%**
   Net investment loss                                               (0.55)%**      (0.47)%      (0.71)%      (0.66)%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                       1.03%**        1.03%        1.10%        1.03%**
   Net investment loss                                               (0.55)%**      (0.47)%      (0.71)%      (0.66)%**
=======================================================================================================================

(a) Class Y shares were first publicly offered on December 29, 2009.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Notes to Financial Statements | 5/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class K, Class R and Class Y shares. Class B shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on December 29, 2009. Class R shares were first publicly offered on April 2, 2012. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 39

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At May 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

40 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of May 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Long-term capital gain                                           $39,976,747
    ----------------------------------------------------------------------------
        Total                                                        $39,976,747
    ============================================================================

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 41

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Current year post-October loss deferred                        $ (1,212,390)
    Unrealized appreciation                                         257,631,815
    ----------------------------------------------------------------------------
        Total                                                      $256,419,425
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $35,952 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

42 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Risks

    Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. For the six months ended May 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.84% of the Fund's average daily net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM. As of May 31, 2013, PIMUSA has yet to exercise the aforementioned acquisition rights.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 43

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30%, 2.30% and 1.60% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class K and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended May 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $95,712 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended May 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  470,382
Class B                                                                    3,048
Class C                                                                   69,184
Class R                                                                      311
Class Y                                                                  579,097
--------------------------------------------------------------------------------
  Total                                                               $1,122,022
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $356,026 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2013.

44 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,566 in distribution fees payable to PFD at May 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2013, CDSCs in the amount of $5,078 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2013, the Fund's expenses were not reduced under such arrangements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 45

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2013, the Fund had no borrowings under a credit facility.

46 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    John F. Cogan, Jr., President*
David R. Bock                                Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                              Vice President
Benjamin M. Friedman                         Mark E. Bradley, Treasurer**
Margaret B.W. Graham                         Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Investment Subadviser
Oak Ridge Investments, LLC

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 47

                           This page for your notes.

48 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

                           This page for your notes.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 49

                           This page for your notes.

50 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

                           This page for your notes.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13 51

                           This page for your notes.

52 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19391-07-0713



                        Pioneer Oak Ridge Large
                        Cap Growth Fund

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     ORILX
                        Class B     ORLBX
                        Class C     ORLCX
                        Class R     ORLRX
                        Class Y     PORYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         22

Notes to Financial Statements                                                31

Trustees, Officers and Service Providers                                     39

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled

*   Dividends are not guaranteed.

2 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 aggressive and unconventional monetary and fiscal policies, but the country continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 3

Portfolio Management Discussion | 5/31/13

In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the subadviser of Pioneer Oak Ridge Large Cap Growth Fund, discusses the factors that influenced the Fund's performance during the six-month period ended May 31, 2013. Mr. Klaskin is Pioneer Oak Ridge Large Cap Growth Fund's lead portfolio manager.

Q   How did the Fund perform during six months ended May 31, 2013?

A Pioneer Oak Ridge Large Cap Growth Fund's Class A shares returned 12.11% at net asset value during the six-month period ended May 31, 2013, while the Fund's benchmarks, the Russell 1000 Growth Index (the Russell Index) and the Standard & Poor's 500 Index, returned 13.92% and 16.42%, respectively. During the same period, the average return of the 761 mutual funds in Lipper's Large Cap Growth Funds category was 12.67%.

Q Could you cite the main reasons for the Fund's underperformance of its benchmarks during the six months ended May 31, 2013?

A The past half-year certainly brought larger gains for the U.S. stock market than most investors could have anticipated at the start of the period. While some of the rally was the result of modest economic improvement in the domestic economy, the highly stimulative policies of the U.S. Federal Reserve Board (the Fed) and other major global central banks also played a key role in fueling investors' unusually high appetite for risk. The result was a six-month period featuring a predominantly "risk-on" investment environment during which stocks and other perceived risky assets performed very well.

    As is often the case during rapidly rising markets, our emphasis on having the Fund own what we believe to be high-quality, reasonably valued growth companies acted as a drag on relative performance. While we are disappointed with the Fund's underperformance, we also recognize that there is little value in "chasing" short-term returns by compromising the overall quality of the portfolio. We believe the value of our patient investment approach will become evident once the market begins to retreat to more typical, historical performance characteristics.

Q Which sector allocations and/or individual investments added value to the Fund's relative performance during the six months ended May 31, 2013?

A Stock selection results were the strongest for the Fund in the health care, financials and consumer discretionary sectors during the six-month period.

4 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

    In health care, the two portfolio holdings that contributed the most to the Fund's performance were biotechnology stocks: Celgene and Gilead Sciences. Celgene, a biopharmaceutical company that develops therapies for the treatment of blood cancers and immune-inflammatory diseases, rallied sharply on news of better-than-expected sales growth for its leading product. Gilead Sciences, a biopharmaceutical company that focuses on treatments for HIV/AIDS and liver conditions, also rallied during the period thanks to double-digit sales and earnings growth. Outside of biotechnology, the Fund's holding in Johnson & Johnson - which has begun to generate stronger growth than many investors had expected - also performed very well. The Fund's overweight positioning relative to the Russell Index in the outperforming health care sector was an additional positive performance contributor during the six-month period.

    In financials, the Fund benefited from the strong performance of portfolio positions in InterContinental Exchange, Affiliated Managers Group (AMG), and Goldman Sachs. Overall, the portfolio is underweight relative to the Russell Index in cyclical stocks, as it has been difficult for us to find true growth stories among companies that are so economically sensitive. However, the Fund's positions in stocks that are leveraged to the performance of the financial markets provided the portfolio with an element of economic sensitivity during the period, without sacrificing growth in the process.

    Holdings in consumer staples also contributed positively to performance during the period, reversing a multiyear trend for the Fund. The key factor was the portfolio's avoidance of Procter & Gamble (P&G), a stock that has weighed on the Fund's return in recent years and that we elected to sell from the portfolio in 2012. P&G continued to lag the broader market during the six-month period, and so the Fund's zero-weighting in the stock boosted benchmark-relative results. Also in consumer staples, the Fund's holdings in Mondelez International and Kraft Foods, separate companies which were formed when Kraft split itself into two parts last year, also boosted relative performance in the consumer staples sector.

Q Which sector allocations and/or individual investments detracted from the Fund's relative performance during the six months ended May 31, 2013?

A The Fund's largest shortfall in benchmark-relative performance during the six-month period occurred in the information technology sector, even though the portfolio owned a number of stocks that performed very well on an absolute basis. The primary cause for the Fund's underperformance in the sector was not having a position in Microsoft, a large component of the Russell Index that registered outstanding returns during the period, despite

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 5 what appear to be the company's limited growth prospects. Although the Fund's zero-weighting in Microsoft cost about a half-percentage point worth of performance relative to the Russell Index during the period, we simply don't see enough earnings upside to warrant owning the stock as a longer-term investment for a growth-oriented portfolio such as Pioneer Oak Ridge Large Cap Growth Fund.

    In terms of the technology stocks the Fund did own, relative returns were hurt by positions in Apple, which underperformed, and by having a below-benchmark allocation to Google, which registered a substantial gain during the six-month period. The Fund also had a number of technology stocks that finished the period in positive territory, but that simply failed to keep pace with the overall rally in the sector. Such holdings included IBM and Checkpoint Software. On the plus side, the Fund's position in social-media firm LinkedIn rose by more than 50% during the period, driven by the company's rapid growth and better-than-expected expansion results outside of the United States.

    Stock selection results in the consumer discretionary sector also weighed on the Fund's benchmark-relative returns during the six-month period. The underperformance in the sector was due largely to the portfolio's position in Coach, a leading designer and retailer of luxury leather goods and apparel. Increased competition in the higher-end retail space has led the company to offer weak future earnings guidance and to suffer from decreased market share relative to its competitors. Those developments prompted us to sell Coach's stock from the portfolio.

Q   What is your outlook for the remainder of 2013?

A The United States continues to experience modest economic growth, with the housing market showing strength and headline unemployment, for the most part, in decline. At the same time, however, we believe the economy is in the midst of a transformation to a "new normal" level of growth situated between the 2% and 2.5% range, compared with between 3% and 3.5%, historically. This transformation is due in part to an aging population and the rapidly growing level of government debt.

    In this new, slower-growth environment, we believe investors will gradually begin to place a premium on high-quality companies that can consistently deliver organic earnings expansion that exceeds the rate of economic growth. Right now, however, long-term investors do not have to pay a substantial valuation premium to own such companies. We expect that such conditions will provide a fertile environment for us to employ our bottom-up approach to stock selection when purchasing investments for the Fund.

6 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

    We believe the health care sector, which is the Fund's largest sector overweight relative to the Russell Index, is a particularly noteworthy source of such opportunities in light of global demographic trends. At the same time, we continue to avoid having the Fund own stocks in the more cyclical areas of the market, where earnings growth is often a byproduct of commodity prices or broader economic conditions, rather than company-specific factors.

    Looking ahead to the remainder of the year, we feel it is reasonable to expect that the broader market will begin to experience a more normalized rate of return than it showed during the previous six months. We also expect that high-quality firms with recurring revenues and sound business practices should fare well compared with the overall market. Therefore, we believe that Pioneer Oak Ridge Large Cap Growth Fund is well positioned for such an environment in the months ahead.

Please refer to the Schedule of Investments on pages 17-21 for a full listing of Fund securities.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 7

Portfolio Summary | 5/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                94.3%
Temporary Cash Investments                         4.0%
International Common Stocks                        1.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                            26.9%
Consumer Discretionary                            18.5%
Health Care                                       17.6%
Industrials                                       13.4%
Consumer Staples                                   8.4%
Financials                                         6.2%
Energy                                             4.5%
Materials                                          4.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.    Apple, Inc.                                                        5.68%
--------------------------------------------------------------------------------
  2.    Celgene Corp.                                                      3.84
--------------------------------------------------------------------------------
  3.    TJX Companies, Inc.                                                3.52
--------------------------------------------------------------------------------
  4.    Johnson & Johnson Co.                                              3.31
--------------------------------------------------------------------------------
  5.    International Business Machines Corp.                              3.17
--------------------------------------------------------------------------------
  6.    Visa, Inc.                                                         3.04
--------------------------------------------------------------------------------
  7.    Danaher Corp.                                                      2.97
--------------------------------------------------------------------------------
  8.    Illinois Tool Works, Inc.                                          2.94
--------------------------------------------------------------------------------
  9.    QUALCOMM, Inc.                                                     2.93
--------------------------------------------------------------------------------
 10.    Express Scripts Holding Co.                                        2.91
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Prices and Distributions | 5/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      5/31/13                           11/30/12
--------------------------------------------------------------------------------
          A                         $15.09                            $13.46
--------------------------------------------------------------------------------
          B                         $13.91                            $12.47
--------------------------------------------------------------------------------
          C                         $13.99                            $12.54
--------------------------------------------------------------------------------
          R                         $14.57                            $13.01
--------------------------------------------------------------------------------
          Y                         $15.34                            $13.68
--------------------------------------------------------------------------------

Distributions per Share: 12/1/12-5/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
        Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $   --              $   --              $    --
--------------------------------------------------------------------------------
          B             $   --              $   --              $    --
--------------------------------------------------------------------------------
          C             $   --              $   --              $    --
--------------------------------------------------------------------------------
          R             $   --              $   --              $    --
--------------------------------------------------------------------------------
          Y             $   --              $   --              $    --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index is an unmanaged index that measures the performance of U.S. large-cap growth stocks. The Standard & Poor's 500 Index is unmanaged, and represents a broad measure of the U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 9

Performance Update | 5/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                         Net Asset            Public Offering
Period                   Value (NAV)          Price (POP)
--------------------------------------------------------------------------------
10 Years                  5.17%                4.55%
5 Years                   3.36                 2.14
1 Year                   16.98                10.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                         Gross                Net
--------------------------------------------------------------------------------
                         1.63%                1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Oak Ridge        Russell 1000
                         Large Cap Growth Fund    Growth Index     S&P 500 Index
5/31/2003                $    9,425               $   10,000       $   10,000
5/31/2004                $   11,031               $   11,802       $   11,832
5/31/2005                $   11,702               $   12,196       $   12,806
5/31/2006                $   12,198               $   12,945       $   13,912
5/31/2007                $   14,007               $   15,582       $   17,080
5/31/2008                $   13,228               $   15,556       $   15,936
5/31/2009                $    9,599               $   10,778       $   10,749
5/31/2010                $   11,177               $   13,104       $   13,004
5/31/2011                $   13,204               $   16,961       $   16,380
5/31/2012                $   13,338               $   17,213       $   16,309
5/31/2013                $   15,603               $   21,094       $   20,754

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class A shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

10 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Performance Update | 5/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                         If                   If
Period                   Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                  4.23%                4.23%
5 Years                   2.42                 2.42
1 Year                   15.82                11.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                         Gross                Net
--------------------------------------------------------------------------------
                         2.66%                2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Oak Ridge        Russell 1000
                         Large Cap Growth Fund    Growth Index     S&P 500 Index
5/31/2003                $   10,000               $   10,000       $   10,000
5/31/2004                $   11,627               $   11,802       $   11,832
5/31/2005                $   12,216               $   12,196       $   12,806
5/31/2006                $   12,611               $   12,945       $   13,912
5/31/2007                $   14,368               $   15,582       $   17,080
5/31/2008                $   13,431               $   15,556       $   15,936
5/31/2009                $    9,662               $   10,778       $   10,749
5/31/2010                $   11,153               $   13,104       $   13,004
5/31/2011                $   13,046               $   16,961       $   16,380
5/31/2012                $   13,068               $   17,213       $   16,309
5/31/2013                $   15,136               $   21,094       $   20,754

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class B shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class B shares were first publicly offered on February 17, 2004.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 11

Performance Update | 5/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                         If                   If
Period                   Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                  4.29%                4.29%
5 Years                   2.42                 2.42
1 Year                   15.81                15.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                         Gross                Net
--------------------------------------------------------------------------------
                         2.30%                2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Oak Ridge        Russell 1000
                         Large Cap Growth Fund    Growth Index     S&P 500 Index
5/31/2003                $    10,000              $    10,000      $    10,000
5/31/2004                $    11,617              $    11,802      $    11,832
5/31/2005                $    12,226              $    12,196      $    12,806
5/31/2006                $    12,650              $    12,945      $    13,912
5/31/2007                $    14,417              $    15,582      $    17,080
5/31/2008                $    13,500              $    15,556      $    15,936
5/31/2009                $     9,712              $    10,778      $    10,749
5/31/2010                $    11,213              $    13,104      $    13,004
5/31/2011                $    13,116              $    16,961      $    16,380
5/31/2012                $    13,138              $    17,213      $    16,309
5/31/2013                $    15,215              $    21,094      $    20,754

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class C shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class C shares were first publicly offered on February 17, 2004.

12 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Performance Update | 5/31/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                         If                   If
Period                   Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                  4.73%                4.73%
5 Years                   3.08                 3.08
1 Year                   16.65                16.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                         Gross                Net
                         1.96%                1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Oak Ridge        Russell 1000
                         Large Cap Growth Fund    Growth Index     S&P 500 Index
5/31/2003                $    10,000              $    10,000      $    10,000
5/31/2004                $    11,550              $    11,802      $    11,832
5/31/2005                $    12,151              $    12,196      $    12,806
5/31/2006                $    12,635              $    12,945      $    13,912
5/31/2007                $    14,486              $    15,582      $    17,080
5/31/2008                $    13,641              $    15,556      $    15,936
5/31/2009                $     9,869              $    10,778      $    10,749
5/31/2010                $    11,471              $    13,104      $    13,004
5/31/2011                $    13,508              $    16,961      $    16,380
5/31/2012                $    13,606              $    17,213      $    16,309
5/31/2013                $    15,872              $    21,094      $    20,754

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor Fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class R shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class R shares were first publicly offered on February 17, 2004.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 13

Performance Update | 5/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.


Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                         If                   If
Period                   Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                  5.39%                5.39%
5 Years                   3.54                 3.54
1 Year                   16.92                16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.11%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Oak
                         Ridge Large Cap    Russell 1000
                         Growth Fund        Growth Index      S&P 500 Index
5/31/2003                $   5,000,000      $   5,000,000     $   5,000,000
5/31/2004                $   5,849,609      $   5,901,200     $   5,916,066
5/31/2005                $   6,219,247      $   6,097,966     $   6,402,928
5/31/2006                $   6,506,895      $   6,472,561     $   6,955,826
5/31/2007                $   7,503,161      $   7,790,943     $   8,539,861
5/31/2008                $   7,106,354      $   7,777,764     $   7,967,885
5/31/2009                $   5,173,407      $   5,388,837     $   5,374,538
5/31/2010                $   6,035,009      $   6,552,064     $   6,502,215
5/31/2011                $   7,142,805      $   8,480,352     $   8,189,753
5/31/2012                $   7,230,988      $   8,606,313     $   8,154,452
5/31/2013                $   8,454,524      $  10,547,126     $  10,376,862

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor Fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class Y shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor fund's Class A shares. The performance does not reflect differences in expenses, including the 12b-1 fees applicable to Class A shares. The performance shown for Class Y shares of the Fund for the period from February 13, 2004, to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares for periods prior to their inception on August 11, 2004, would have been higher than the performance shown.

14 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on actual returns from December 1, 2012 through May 31, 2013.

------------------------------------------------------------------------------------------------
Share Class                     A             B              C              R              Y
------------------------------------------------------------------------------------------------
Beginning Account         $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00
Value on 12/1/12
------------------------------------------------------------------------------------------------
Ending Account            $ 1,121.10     $ 1,115.50     $ 1,115.60     $ 1,119.90     $ 1,121.30
Value (after expenses)
on 5/31/13
------------------------------------------------------------------------------------------------
Expenses Paid             $     6.35     $    11.08     $    11.08     $     7.66     $     6.03
During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 1.14% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2012 through May 31, 2013.

------------------------------------------------------------------------------------------------
Share Class                    A              B              C              R              Y
------------------------------------------------------------------------------------------------
Beginning Account         $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00
Value on 12/1/12
------------------------------------------------------------------------------------------------
Ending Account            $ 1,018.95     $ 1,014.46     $ 1,014.46     $ 1,017.70     $ 1,019.25
Value (after expenses)
on 5/31/13
------------------------------------------------------------------------------------------------
Expenses Paid             $     6.04     $    10.55     $    10.55     $     7.29     $     5.74
During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 1.14% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Schedule of Investments | 5/31/13 (unaudited)

----------------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------------
                COMMON STOCKS -- 95.5%
                ENERGY -- 4.4%
                Oil & Gas Equipment & Services -- 1.3%
     15,415     Schlumberger, Ltd.                                     $ 1,125,757
----------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 3.1%
      8,870     Concho Resources, Inc.*                                $   742,064
     58,165     Denbury Resources, Inc.*                                 1,067,328
     24,535     Southwestern Energy Co.*                                   924,724
                                                                       -----------
                                                                       $ 2,734,116
                                                                       -----------
                Total Energy                                           $ 3,859,873
----------------------------------------------------------------------------------
                MATERIALS -- 4.0%
                Industrial Gases -- 2.0%
     15,050     Praxair, Inc.                                          $ 1,720,666
----------------------------------------------------------------------------------
                Specialty Chemicals -- 2.0%
     21,375     Ecolab, Inc.                                           $ 1,805,546
                                                                       -----------
                Total Materials                                        $ 3,526,212
----------------------------------------------------------------------------------
                CAPITAL GOODS -- 12.9%
                Aerospace & Defense -- 4.7%
     10,165     Precision Castparts Corp.                              $ 2,174,497
     20,845     United Technologies Corp.                                1,978,190
                                                                       -----------
                                                                       $ 4,152,687
----------------------------------------------------------------------------------
                Electrical Components & Equipment -- 2.5%
     51,242     AMETEK, Inc.                                           $ 2,211,092
----------------------------------------------------------------------------------
                Industrial Conglomerates -- 2.9%
     40,555     Danaher Corp.                                          $ 2,507,110
----------------------------------------------------------------------------------
                Industrial Machinery -- 2.8%
     35,365     Illinois Tool Works, Inc.                              $ 2,480,147
                                                                       -----------
                Total Capital Goods                                    $11,351,036
----------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 1.2%
                Apparel, Accessories & Luxury Goods -- 1.2%
      5,635     VF Corp.                                               $ 1,036,051
                                                                       -----------
                Total Consumer Durables & Apparel                      $ 1,036,051
----------------------------------------------------------------------------------
                CONSUMER SERVICES -- 3.1%
                Hotels, Resorts & Cruise Lines -- 2.1%
     44,250     Marriott International, Inc.                           $ 1,858,942
----------------------------------------------------------------------------------
                Restaurants -- 1.0%
     14,380     Starbucks Corp.                                        $   906,947
                                                                       -----------
                Total Consumer Services                                $ 2,765,889
----------------------------------------------------------------------------------
                RETAILING -- 13.4%
                Internet Retail -- 1.4%
      1,580     priceline.com, Inc.*                                   $ 1,270,209
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 17

----------------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------------
                Department Stores -- 1.6%
     24,390     Nordstrom, Inc.                                        $ 1,434,620
----------------------------------------------------------------------------------
                General Merchandise Stores -- 1.5%
     27,845     Dollar Tree, Inc.*                                     $ 1,337,674
----------------------------------------------------------------------------------
                Apparel Retail -- 3.4%
     58,615     TJX Companies, Inc.                                    $ 2,966,505
----------------------------------------------------------------------------------
                Specialty Stores -- 1.9%
     54,855     Sally Beauty Holdings, Inc.*                           $ 1,679,112
----------------------------------------------------------------------------------
                Automotive Retail -- 2.0%
     15,955     O'Reilly Automotive, Inc.*                             $ 1,737,659
----------------------------------------------------------------------------------
                Homefurnishing Retail -- 1.6%
     20,690     Bed Bath & Beyond, Inc.*                               $ 1,412,092
                                                                       -----------
                Total Retailing                                        $11,837,871
----------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 6.1%
                Soft Drinks -- 2.3%
     25,285     PepsiCo, Inc.                                          $ 2,042,269
----------------------------------------------------------------------------------
                Packaged Foods & Meats -- 3.8%
     12,481     Kraft Foods Group, Inc.*                               $   688,078
     19,490     Mead Johnson Nutrition Co.                               1,580,054
     37,465     Mondelez International, Inc.                             1,103,719
                                                                       -----------
                                                                       $ 3,371,851
                                                                       -----------
                Total Food, Beverage & Tobacco                         $ 5,414,120
----------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 1.9%
                Household Products -- 1.9%
     27,620     Church & Dwight Co., Inc.                              $ 1,679,572
                                                                       -----------
                Total Household & Personal Products                    $ 1,679,572
----------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 7.4%
                Health Care Equipment -- 2.2%
     15,015     Baxter International, Inc.                             $ 1,056,005
      1,880     Intuitive Surgical, Inc.*                                  935,356
                                                                       -----------
                                                                       $ 1,991,361
----------------------------------------------------------------------------------
                Health Care Services -- 2.8%
     39,510     Express Scripts Holding Co.*                           $ 2,454,361
----------------------------------------------------------------------------------
                Health Care Technology -- 2.4%
     21,440     Cerner Corp.*                                          $ 2,107,123
                                                                       -----------
                Total Health Care Equipment & Services                 $ 6,552,845
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

----------------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY &
                LIFE SCIENCES -- 9.4%
                Biotechnology -- 6.2%
     26,200     Celgene Corp.*                                         $ 3,239,630
     41,085     Gilead Sciences, Inc.*                                   2,238,311
                                                                       -----------
                                                                       $ 5,477,941
----------------------------------------------------------------------------------
                Pharmaceuticals -- 3.2%
     33,180     Johnson & Johnson Co.                                  $ 2,793,092
                                                                       -----------
                Total Pharmaceuticals, Biotechnology & Life Sciences   $ 8,271,033
----------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 6.0%
                Specialized Finance -- 1.9%
      9,710     IntercontinentalExchange, Inc.*                        $ 1,662,449
----------------------------------------------------------------------------------
                Asset Management & Custody Banks -- 2.5%
     13,245     Affiliated Managers Group, Inc.*                       $ 2,172,180
----------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 1.6%
      8,730     The Goldman Sachs Group, Inc.                          $ 1,414,958
                                                                       -----------
                Total Diversified Financials                           $ 5,249,587
----------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 15.1%
                Internet Software & Services -- 2.5%
      1,275     Google, Inc.*                                          $ 1,109,773
      6,765     LinkedIn Corp.*                                          1,133,340
                                                                       -----------
                                                                       $ 2,243,113
----------------------------------------------------------------------------------
                IT Consulting & Other Services -- 4.9%
     11,290     Cognizant Technology Solutions Corp.*                  $   729,898
     15,500     Gartner, Inc.*                                             877,455
     12,870     International Business Machines Corp.                    2,677,217
                                                                       -----------
                                                                       $ 4,284,570
----------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 2.9%
     14,380     Visa, Inc.                                             $ 2,561,653
----------------------------------------------------------------------------------
                Application Software -- 0.9%
     12,730     Citrix Systems, Inc.*                                  $   819,176
----------------------------------------------------------------------------------
                Systems Software -- 3.9%
     28,145     Check Point Software Technologies, Ltd.*               $ 1,409,502
     59,825     Oracle Corp.                                             2,019,692
                                                                       -----------
                                                                       $ 3,429,194
                                                                       -----------
                Total Software & Services                              $13,337,706
----------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 9.6%
                Communications Equipment -- 2.8%
     38,975     Qualcomm, Inc.                                         $ 2,474,133
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 19

----------------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------------
                Computer Hardware -- 5.4%
     10,640     Apple, Inc.                                            $ 4,784,600
----------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 1.4%
     48,385     EMC Corp.*                                             $ 1,198,013
                                                                       -----------
                Total Technology Hardware & Equipment                  $ 8,456,746
----------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
                Semiconductors -- 1.0%
     25,970     Altera Corp.                                           $   861,944
                                                                       -----------
                Total Semiconductors & Semiconductor Equipment         $   861,944
----------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $53,810,986)                                     $84,200,485
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 4.1%
                Repurchase Agreements -- 4.1%
  3,570,000     Deutschebank AG, 0.06%, dated 5/31/13, repurchase
                price of $3,570,000 plus accrued interest on 6/3/13
                collateralized by the following:
                $2,883,608 U.S. Treasury Strip, 0.00%, 8/15/13-8/15/42
                $212,173 U.S. Treasury Notes, 1.25%, 1/31/19-2/29/20
                $545,619 U.S. Treasury Bonds, 2.375%-7.875%,
                2/15/21-1/15/29                                        $ 3,570,000
----------------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $3,570,000)                                      $ 3,570,000
----------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.6%
                (Cost $57,380,986) (a)                                 $87,770,485
----------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 0.4%                     $   385,261
----------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                             $88,155,746
==================================================================================

*     Non-income producing security.

(a) At May 31, 2013, the net unrealized gain on investments based on cost for federal, Income tax purposes of $57,507,625 was as follows:

         Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                        $ 30,600,451

         Aggregate gross unrealized loss for all investments in which
            there is an excess of tax cost over value                           (337,591)
                                                                            ------------
         Net unrealized gain                                                $ 30,262,860
                                                                            ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2013 aggregated $7,207,139 and $13,999,447, respectively.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2013, in valuing the Fund's assets:

-----------------------------------------------------------------------------------
                          Level 1          Level 2         Level 3     Total
-----------------------------------------------------------------------------------
Common Stocks             $ 84,200,485     $        --     $    --     $ 84,200,485
Repurchase Agreement                --       3,570,000          --        3,570,000
-----------------------------------------------------------------------------------
Total                     $ 84,200,485     $ 3,570,000     $    --     $ 87,770,485
===================================================================================

During the six months ended May 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 21

Statement of Assets and Liabilities | 5/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $57,380,986)                     $ 87,770,485
  Cash                                                                 350,437
  Receivables --
     Fund shares sold                                                  178,822
     Dividends, interest and foreign taxes withheld                     88,894
     Due to Pioneer Investment Management, Inc.                         13,202
  Other                                                                 41,727
-------------------------------------------------------------------------------
       Total assets                                               $ 88,443,567
===============================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                           147,191
  Due to affiliates                                                     24,627
  Accrued expenses                                                     116,003
-------------------------------------------------------------------------------
       Total liabilities                                          $    287,821
===============================================================================
NET ASSETS:
  Paid-in capital                                                 $134,874,842
  Accumulated net investment loss                                     (159,971)
  Accumulated net realized loss on investments                     (76,948,624)
  Net unrealized gain on investments                                30,389,499
-------------------------------------------------------------------------------
       Total net assets                                           $ 88,155,746
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $51,280,419/3,399,056 shares)                $      15.09
   Class B (based on $2,825,007/203,030 shares)                   $      13.91
   Class C (based on $20,083,522/1,435,053 shares)                $      13.99
   Class R (based on $1,147,722/78,756 shares)                    $      14.57
   Class Y (based on $12,819,076/835,524 shares)                  $      15.34
MAXIMUM OFFERING PRICE:
   Class A ($15.09 (division) 94.25% )                            $      16.01
===============================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Statement of Operations (unaudited)
For the Six Months Ended 5/31/13

INVESTMENT INCOME:
  Dividends                                                  $    454,556
  Interest                                                          1,991
----------------------------------------------------------------------------------------
         Total investment income                                            $   456,547
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $    323,145
  Transfer agent fees
     Class A                                                       46,502
     Class B                                                        7,717
     Class C                                                       11,439
     Class R                                                          562
     Class Y                                                        1,254
  Distribution fees
     Class A                                                       61,941
     Class B                                                       15,924
     Class C                                                       97,665
     Class R                                                        2,806
  Shareholder communications expense                               50,015
  Administrative reimbursements                                    25,280
  Custodian fees                                                    5,156
  Registration fees                                                31,933
  Professional fees                                                17,517
  Printing expense                                                 22,928
  Fees and expenses of nonaffiliated Trustees                       3,055
  Miscellaneous                                                     3,713
----------------------------------------------------------------------------------------
     Total expenses                                                         $   728,552
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                (112,034)
----------------------------------------------------------------------------------------
     Net expenses                                                           $   616,518
----------------------------------------------------------------------------------------
         Net investment loss                                                $  (159,971)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND CLASS ACTION:
  Net realized gain on:
     Investments                                             $  4,072,316
     Class actions                                                          $ 4,072,316
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $ 5,860,369
----------------------------------------------------------------------------------------
  Net gain on investments                                                   $ 9,932,685
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $ 9,772,714
========================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 23

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  5/31/13           Year Ended
                                                                  (unaudited)       11/30/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                               $   (159,971)     $    (430,059)
Net realized gain on investments and class action                    4,072,316          6,883,755
Change in net unrealized gain (loss) on investments                  5,860,369          3,897,520
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $  9,772,714      $  10,351,216
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $  5,358,710      $  11,403,983
Reinvestment of distributions                                               --                 --
Cost of shares repurchased                                         (12,654,913)       (28,849,863)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                  $ (7,296,203)     $ (17,445,880)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                  $  2,476,511      $  (7,094,664)
NET ASSETS:
Beginning of period                                                 85,679,235         92,773,899
--------------------------------------------------------------------------------------------------
End of period                                                     $ 88,155,746      $  85,679,235
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                   $   (159,971)     $          --
==================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

-------------------------------------------------------------------------------------------------
                                     '13 Shares     '13 Amount
                                     (unaudited)    (unaudited)      '12 Shares     '12 Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                           232,562       $  3,345,541        567,222     $  7,589,938
Reinvestment of distributions              --                 --             --               --
Less shares repurchased              (447,653)        (6,361,022)    (1,142,409)     (15,007,026)
-------------------------------------------------------------------------------------------------
      Net decrease                   (215,091)      $ (3,015,481)      (575,187)    $ (7,417,088)
=================================================================================================
Class B
Shares sold or exchanged                1,057       $     13,819         18,654     $    224,187
Reinvestment of distributions              --                 --             --               --
Less shares repurchased               (87,502)        (1,149,587)      (175,255)      (2,174,228)
-------------------------------------------------------------------------------------------------
      Net decrease                    (86,445)      $ (1,135,768)      (156,601)    $ (1,950,041)
=================================================================================================
Class C
Shares sold                           105,506       $  1,390,351        202,695     $  2,502,082
Reinvestment of distributions              --                 --             --               --
Less shares repurchased              (209,736)        (2,763,091)      (405,398)      (5,127,399)
-------------------------------------------------------------------------------------------------
      Net decrease                   (104,230)      $ (1,372,740)      (202,703)    $ (2,625,317)
=================================================================================================
Class R
Shares sold                             9,884       $    136,222         18,553     $    233,523
Reinvestment of distributions              --                 --             --               --
Less shares repurchased               (15,464)          (212,653)       (46,933)        (590,834)
-------------------------------------------------------------------------------------------------
      Net decrease                     (5,580)      $    (76,431)       (28,380)    $   (357,311)
=================================================================================================
Class Y
Shares sold                            32,643       $    472,777         58,180     $    854,253
Reinvestment of distributions              --                 --             --               --
Less shares repurchased              (150,871)        (2,168,560)      (445,982)      (5,950,376)
-------------------------------------------------------------------------------------------------
      Net decrease                   (118,228)      $ (1,695,783)      (387,802)    $ (5,096,123)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year        Year       Year
                                                             5/31/13      Ended        Ended        Ended       Ended      Ended
                                                             (unaudited)  11/30/12     11/30/11     11/30/10    11/30/09   11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 13.46      $ 12.02      $ 11.59      $ 10.98     $  8.40    $ 13.80
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.01)     $ (0.03)     $ (0.03)     $  0.00(a)  $  0.02    $  0.02
   Net realized and unrealized (loss) on investments            1.64         1.47         0.46         0.62        2.59      (5.38)
------------------------------------------------------------------------------------------------------------------------------------
Net (decrease) from investment operations                    $  1.63      $  1.44      $  0.43      $  0.62     $  2.61    $ (5.36)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          --           --           --        (0.01)      (0.03)        --
   Net realized gain                                              --           --           --           --          --      (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.63      $  1.44      $  0.43      $  0.61     $  2.58    $ (5.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.09      $ 13.46      $ 12.02      $ 11.59     $ 10.98    $  8.40
====================================================================================================================================
Total return*                                                  12.11%       11.98%(c)     3.71%(b)     5.62%      31.24%    (38.86)%
Ratio of net expenses to average net assets+                    1.20%**      1.20%        1.20%        1.20%       1.20%      1.20%
Ratio of net investment income (loss) to average net assets+   (0.14)%**    (0.24)%      (0.21)%       0.01%       0.18%      0.05%
Portfolio turnover rate                                           17%**        25%          37%          31%         15%        31%
Net assets, end of period (in thousands)                     $51,280      $48,629      $50,370      $81,235     $88,635    $88,678
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.54%**      1.63%        1.55%        1.50%       1.56%      1.37%
   Net investment loss                                         (0.48)%**    (0.67)%      (0.56)%      (0.30)%     (0.18)%    (0.12)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.20%**      1.20%        1.20%        1.20%       1.20%      1.20%
   Net investment income (loss)                                (0.14)%**    (0.24)%      (0.21)%       0.01%       0.18%      0.05%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

(a)   Amount rounds to less than $0.01 per share.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.57%.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year         Year       Year         Year
                                                             5/31/13      Ended       Ended        Ended      Ended        Ended
                                                             (unaudited)  11/30/12    11/30/11     11/30/10   11/30/09     11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 12.47      $ 11.24     $ 10.94      $ 10.44    $  8.03      $ 13.31
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.08)     $ (0.18)    $ (0.16)     $ (0.11)   $ (0.06)(a)  $ (0.11)
   Net realized and unrealized gain (loss) on investments       1.52         1.41        0.46         0.61       2.47        (5.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.44      $  1.23     $  0.30      $  0.50    $  2.41      $ (5.24)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                              --           --          --           --         --        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.44      $  1.23     $  0.30      $  0.50    $  2.41      $ (5.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.91      $ 12.47     $ 11.24      $ 10.94    $ 10.44      $  8.03
====================================================================================================================================
Total return*                                                  11.55%       10.94%(c)    2.74%(b)     4.79%     30.01%      (39.39)%
Ratio of net expenses to average net assets+                    2.10%**      2.10%       2.10%        2.10%      2.10%        2.11%
Ratio of net investment loss to average net assets+            (1.03)%**    (1.15)%     (1.10)%      (0.90)%    (0.72)%      (0.86)%
Portfolio turnover rate                                           17%**        25%         37%          31%        15%          31%
Net assets, end of period (in thousands)                     $ 2,825      $ 3,608     $ 5,014      $ 7,794    $12,006      $12,351
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.64%**      2.66%       2.60%        2.48%      2.59%        2.32%
   Net investment loss                                         (1.57)%**    (1.71)%     (1.61)%      (1.28)%    (1.21)%      (1.07)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 2.10%**      2.10%       2.10%        2.10%      2.10%        2.10%
   Net investment loss                                         (1.03)%**    (1.15)%     (1.10)%      (0.90)%    (0.72)%      (0.85)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.36%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.53%.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 27

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year         Year       Year         Year
                                                             5/31/13      Ended       Ended        Ended      Ended        Ended
                                                             (unaudited)  11/30/12    11/30/11     11/30/10   11/30/09     11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 12.54      $ 11.30     $ 11.00      $ 10.50    $  8.08      $ 13.38
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.07)     $ (0.15)    $ (0.14)     $ (0.10)   $ (0.06)(a)  $ (0.10)
   Net realized and unrealized gain (loss) on investments       1.52         1.39        0.44         0.60       2.48        (5.16)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.45      $  1.24     $  0.30      $  0.50    $  2.42      $ (5.26)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                              --           --          --           --         --        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.45      $  1.24     $  0.30      $  0.50    $  2.42      $ (5.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.99      $ 12.54     $ 11.30      $ 11.00    $ 10.50      $  8.08
====================================================================================================================================
Total return*                                                  11.56%       10.97%(c)    2.73%(b)     4.76%     29.95%      (39.33)%
Ratio of net expenses to average net assets+                    2.10%**      2.10%       2.10%        2.10%      2.10%        2.07%
Ratio of net investment loss to average net assets+            (1.04)%**    (1.14)%     (1.10)%      (0.90)%    (0.72)%      (0.82)%
Portfolio turnover rate                                           17%**        25%         37%          31%        15%          31%
Net assets, end of period (in thousands)                     $20,084      $19,298     $19,692      $25,199    $28,305      $29,164
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.28%**      2.30%       2.27%        2.24%      2.29%        2.07%
   Net investment loss                                         (1.22)%**    (1.34)%     (1.28)%      (1.03)%    (0.91)%      (0.82)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 2.10%**      2.10%       2.10%        2.10%      2.10%        2.07%
   Net investment loss                                         (1.04)%**    (1.14)%     (1.10)%      (0.90)%    (0.72)%      (0.82)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.39%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.58%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year        Year         Year
                                                             5/31/13      Ended       Ended       Ended       Ended        Ended
                                                             (unaudited)  11/30/12    11/30/11    11/30/10    11/30/09     11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 13.01      $ 11.66     $ 11.27     $ 10.69     $  8.17      $ 13.46
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.03)     $ (0.07)    $ (0.07)    $ (0.02)    $ (0.01)(a)  $ (0.03)
   Net realized and unrealized gain (loss) on investments       1.59         1.42        0.46        0.60        2.53        (5.22)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.56      $  1.35     $  0.39     $  0.58     $  2.52      $ (5.25)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          --           --          --       (0.00)(b)      --           --
   Net realized gain                                              --           --          --          --          --        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.56      $  1.35     $  0.39     $  0.58     $  2.52      $ (5.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.57      $ 13.01     $ 11.66     $ 11.27     $ 10.69      $  8.17
====================================================================================================================================
Total return*                                                  11.99%       11.58%(d)    3.46%(c)    5.44%      30.84%      (39.03)%
Ratio of net expenses to average net assets+                    1.45%**      1.45%       1.45%       1.45%       1.45%        1.45%
Ratio of net investment loss to average net assets+            (0.39)%**    (0.52)%     (0.46)%     (0.24)%     (0.09)%      (0.20)%
Portfolio turnover rate                                           17%**        25%         37%         31%         15%          31%
Net assets, end of period (in thousands)                     $ 1,148      $ 1,098     $ 1,314     $ 2,168     $ 2,400      $ 1,002
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.73%**      1.96%       1.73%       1.67%       1.82%        1.80%
   Net investment loss                                         (0.67)%**    (1.03)%     (0.74)%     (0.47)%     (0.46)%      (0.54)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.45%**      1.45%       1.45%       1.45%       1.45%        1.45%
   Net investment loss                                         (0.39)%**    (0.52)%     (0.46)%     (0.24)%     (0.09)%      (0.20)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.06%.

(d) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.24%.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 29

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year      Year      Year
                                                             5/31/13      Ended        Ended        Ended     Ended     Ended
                                                             (unaudited)  11/30/12     11/30/11     11/30/10  11/30/09  11/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 13.68      $ 12.21      $ 11.75      $ 11.12   $  8.50   $  13.96
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.01)     $ (0.02)     $ (0.00)(a)  $  0.03   $  0.05   $   0.07
   Net realized and unrealized gain (loss) on investments       1.67         1.49         0.46         0.63      2.61      (5.44)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.66      $  1.47      $  0.46      $  0.66   $  2.66   $  (5.37)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          --           --      $    --      $ (0.03)  $ (0.04)  $  (0.05)
   Net realized gain                                              --           --           --           --        --      (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.66      $  1.47      $  0.46      $  0.63   $  2.62   $  (5.46)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.34      $ 13.68      $ 12.21      $ 11.75   $ 11.12   $   8.50
==================================================================================================================================
Total return*                                                  12.13%       12.04%(c)     3.91%(b)     5.93%    31.41%    (38.65)%
Ratio of net expenses to average net assets+                    1.14%**      1.11%        0.97%        0.94%     0.98%      0.90%
Ratio of net investment income (loss) to average net assets+   (0.07)%**    (0.15)%       0.01%        0.26%     0.45%      0.36%
Portfolio turnover rate                                           17%**        25%          37%          31%       15%        31%
Net assets, end of period (in thousands)                     $12,819      $13,046      $16,385      $46,323   $59,976   $105,183
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.14%**      1.11%        0.97%        0.94%     0.98%      0.90%
   Net investment income (loss)                                (0.07)%**    (0.15)%       0.01%        0.26%     0.45%      0.36%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.14%**      1.11%        0.97%        0.94%     0.98%      0.90%
   Net investment income (loss)                                (0.07)%**    (0.15)%       0.01%        0.26%     0.45%      0.36%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

(a)   Amount rounds to less than $(0.01) per share.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.65%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Notes to Financial Statements | 5/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class B, Class C and Class R shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on August 11, 2004. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 31

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At May 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

32 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of May 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    There were no distributions paid during the six months ended May 31, 2013.

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable Earnings:
    Capital loss carryforward                                     $ (80,894,301)
    Net unrealized gain                                              24,402,491
    ----------------------------------------------------------------------------
        Total                                                     $ (56,491,810)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 33

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,041 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    The Fund invests in a limited number of securities, and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all

34 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. For the six months ended May 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM. As of May 31, 2013, PIMUSA has yet to exercise the aforementioned acquisition rights.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during six months ended May 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 35

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,894 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended May 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 24,201
Class B                                                                    2,398
Class C                                                                   15,603
Class R                                                                      706
Class Y                                                                    7,107
--------------------------------------------------------------------------------
  Total                                                                 $ 50,015
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,729 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD
1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of

36 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,004 in distribution fees payable to PFD at May 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2013, CDSCs in the amount of $672 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 37 administrative agent's daily announced prime rate on the borrowing date, (b)
2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2013, the Fund had no borrowings under a credit facility.

38 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

Trustees, Officers and Service Providers

Trustees                                 Officers
Thomas J. Perna, Chairman                John F. Cogan, Jr., President*
David R. Bock                            Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                          Vice President
Benjamin M. Friedman                     Mark E. Bradley, Treasurer**
Margaret B.W. Graham                     Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Investment Subadviser
Oak Ridge Investments, LLC

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*   Chief Executive Officer of the Fund.
**  Chief Financial and Accounting Officer of the Fund.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 39

                           This page for your notes.

40 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

                           This page for your notes.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 41

                           This page for your notes.

42 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

                           This page for your notes.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13 43

                           This page for your notes.

44 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19392-07-0713

                 Pioneer Select
                 Mid Cap Growth Fund

                 (Formerly Pioneer Growth Opportunities Fund.
                 See "Note to Shareholders" on page 8 for more information.)

--------------------------------------------------------------------------------
                 Semiannual Report | May 31, 2013
--------------------------------------------------------------------------------

                 Ticker Symbols:

                 Class A         PGOFX
                 Class B         GOFBX*
                 Class C         GOFCX
                 Class Y         GROYX
                 Class R         PGRRX*

                 * Please see the prospectus for information about the Fund's Class B and Class Y shares.

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          26

Notes to Financial Statements                                                 33

Trustees, Officers and Service Providers                                      41

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled

*   Dividends are not guaranteed.

2 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 aggressive and unconventional monetary and fiscal policies, but the country continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 3

Portfolio Management Discussion | 5/31/13

Note to Shareholders: Effective June 7, 2013, Pioneer Select Mid Cap Growth Fund ("the predecessor fund") reorganized with Pioneer Growth Opportunities Fund. As a result of the reorganization, Pioneer Growth Opportunities Fund was renamed Pioneer Select Mid Cap Growth Fund. The investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the predecessor Pioneer Select Mid Cap Growth Fund. No financial information is presented in this report for Class B and Class R shares because no Class B or Class R shares of the predecessor fund were outstanding during the periods shown.

Pioneer Select Mid Cap Growth Fund delivered solid returns during the six months ended May 31, 2013, a period characterized by a very good market environment for equity investors. In the following interview, Ken Winston reviews the investment environment and discusses some of the factors that drove the Fund's performance during the six-month period. Mr. Winston, a vice president and portfolio manager at Pioneer, heads the Fund's management team, which also includes Shaji John, a vice president and portfolio manager at Pioneer, and Jon Stephenson, a vice president and portfolio manager at Pioneer. Mr. Winston, Mr. John and Mr. Stephenson are responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for equities during the six months ended May 31, 2013?

A Low inflation and strong corporate profits drove U.S. equities to six consecutive months of positive returns, the best run for the asset class since 2009. Investors also favored equities over other types of securities because attractive opportunities were scarce in other market segments. Markets began to rise shortly after the period began, when Congress and the President avoided the so-called "fiscal cliff" by making a deal that included the retention of most (but not all) of the Bush-era tax rates. Later in the winter, positive returns continued to come in despite the banking turmoil in Cyprus, which some saw as another threat to the stability of the euro. That crisis eventually subsided, and stocks continued to push higher in March, April and May, driven by catalysts such as strong U.S. housing data. Concerns began to resurface late in the period, however, particularly as speculation began to increase that the Federal Reserve Board (the Fed) might soon taper off its aggressive monetary stimulus programs and allow interest rates to rise. The

4 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 fear of rising interest rates pressured higher-yielding, defensive stocks that had shone brightly earlier in the year. Sectors that were particularly affected by the downturn included utilities, telecom services and consumer staples.

Q How did the Fund perform in that environment during the six months ended May 31, 2013?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 19.29% at net asset value during the six months ended May 31, 2013, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 18.21%. During the same period, the average return of the 389 mutual funds in Lipper's Mid Cap Growth Funds category was 16.34%.

Q Which of your sector-allocation decisions and/or individual investments had a positive effect on the Fund's performance during the six months ended May 31, 2013?

A Successful stock selection keyed above-benchmark results during the six-month period, as stock picks generated positive returns for the Fund in eight of the 10 sectors that comprise the Russell Index. Stock selections in consumer staples, industrials and health care were particularly beneficial for the Fund's benchmark-relative performance during the period. The Fund's underweight to the industrials sector also contributed to relative performance, but that positive effect was largely offset by a portfolio overweight to the disappointing information technology sector. All of the Fund's sector weightings derive from our stock-selection process and not from any decision to emphasize or de-emphasize certain sectors.

    The Fund position that contributed the most to both benchmark-relative and absolute returns during the six-month period was Green Mountain Coffee Roasters, whose Keurig brand is the industry leader among one-cup coffee systems. Green Mountain exceeded "street" expectations for cash flow and earnings over the last two quarters, and concerns that competitors might capture some of Green Mountain's market share after two important patents expired proved to be overblown. In addition, Green Mountain has forged agreements with Starbucks and Dunkin' Donuts to supply coffee pods, moves which provide the company with the potential for further growth as well as continued market dominance.

    A position in Cabot Oil and Gas, one of the nation's largest producers of shale natural gas, was the second-best contributor to both the Fund's absolute and relative performance during the period. Cabot's key acreage in Pennsylvania's Marcellus Shale formation has proved especially prolific, and

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 5 the company's costs are lower than those of its competitors. Cabot's production growth and other financial measures also have beaten expectations for the last two quarters.

    Expanding profit margins and the acquisition of a competitor boosted the share price of United Rentals, another Fund holding that contributed to both relative and absolute performance during the six-month period. Operating from locations across the U.S. and Canada, United leases construction, aerial and industrial equipment to users, many of whom have been shifting from owning to renting the very costly equipment amid an uncertain outlook for non-residential construction activity. United has the characteristics of a cyclical company with the potential to benefit from the secular industry shift to equipment rental.

    Other holdings that contributed strongly to the Fund's absolute performance during the period included Actavis, in the health care sector, and Lear, in the consumer discretionary sector. Actavis, a manufacturer of generic pharmaceuticals, retained its name after being acquired by Watson Pharmaceuticals. The companies have integrated successfully, which has helped to expand profit margins. We think a pending acquisition of Warner Chilcott also has the potential to accelerate earnings growth beyond what Actavis might achieve on its own. Lear manufactures seats and electrical systems for the global auto industry. Lear and Johnson Controls (not held in the portfolio) constitute a virtual oligopoly in the seating market. We purchased Lear for the Fund based on its apparent undervaluation and expanding market share. With that said, it was management's decision to enhance shareholder value through higher dividends and share buybacks that was the catalyst behind the company's increased share price.

Q Which of the Fund's holdings detracted from performance during the six months ended May 31, 2013?

A A position in biopharmaceutical company Amarin was one of the worst performers, in both absolute and benchmark-relative terms, for the Fund during the six-month period. In order to capitalize on the FDA's approval for Vascepa, Amarin's treatment for high triglycerides, the company needed to develop a strategic partnership with a larger firm in order to market and distribute the drug. When no partnership or buyout offer materialized, investors fled from the stock. We sold the Amarin holding prior to period end.

    The Fresh Market, a specialty food retailer focusing on premium foods with a strong emphasis on perishables, was another Fund holding whose performance disappointed in both absolute and relative terms during the

6 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 period. The company's year-over-year comparable store sales, a key retail metric, lagged in the quarter ended December 31, 2012. In addition, management reduced earnings forecasts, thus tarnishing Fresh Market's prospects. We eliminated the Fund's position prior to period end.

    The Fund's position in Walter Investment Management, which provides business services to the residential mortgage industry, also declined in value and hurt both absolute and relative performance during the period. Walter buys loan-servicing rights from mortgage originators, including credit-challenged loans, and earns a fee to collect payments. The company's financial outlook came in below investor expectations during the period, which undercut the share price. We continue to hold the position in the portfolio because we think the reduction in earnings guidance underestimates Walter's long-term potential.

    Rackspace was another Fund holding that detracted significantly from absolute performance during the period. Rackspace offers high-level data hosting services to companies that wish to outsource key functions, rather than invest in and maintain costly equipment. As industry competition began to accelerate, pressuring Rackspace's prices and slowing the company's growth, we sold the stock from the portfolio. The Fund did realize a sizeable gain from the Rackspace position over the full holding period, but the company's recent underperformance had a negative effect on returns during the six-month period ended May 31, 2013.

    Lastly, a portfolio position in Air Methods detracted from absolute performance during the period. Air Methods operates 400 aircraft equipped to deliver emergency medical transport services and systems throughout the United States. The company also makes medical aircraft interiors and related products for customers both here and overseas. Air Methods operates in a capital-intensive business with highly unpredictable revenue flows. The company's shares slumped during the quarter ended March 31, 2013, but we continue to hold the stock in the portfolio based on Air Methods' declining costs and leadership position in the industry.

Q   What is your investment outlook?

A We remain bullish on U.S. equities, despite the sluggish pace of domestic economic growth and slowing global growth. American companies are flush with cash, and their strong balance sheets provide ample room for enhancing shareholder value through potential earnings growth as well as increased dividends and share buybacks. Moreover, interest rates, at least for the time being, remain at historic lows, and any deceleration in the

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 7

    Fed's monetary stimulus engine would likely be in response to improved economic and employment data. The strengthening housing market has been firming up consumer confidence as well as households' willingness to spend.

    In general, stocks appear very attractively valued compared with fixed-income investments, which have had a long upward climb. We believe many large pension plans are still heavily committed to bonds. Any possible reallocation to equities by those entities may give an added impetus to equity markets. Adding to the favorable equity environment is the United States' steady progress toward possible future energy independence.

Please refer to the Schedule of Investments on pages 17-25 for a full listing of Fund securities.

8 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 9

Portfolio Summary | 5/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                88.2%
International Common Stocks                       10.3%
Depositary Receipts for International Stocks       1.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Discretionary                            25.3%
Industrials                                       17.4%
Information Technology                            15.8%
Health Care                                       15.2%
Energy                                             8.8%
Materials                                          6.8%
Financials                                         4.8%
Consumer Staples                                   3.7%
Utilities                                          1.3%
Telecommunication Services                         0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.   Cabot Oil & Gas Corp.                                               2.35%
--------------------------------------------------------------------------------
  2.   Michael Kors Holdings, Ltd.                                         1.81
--------------------------------------------------------------------------------
  3.   LKQ Corp.                                                           1.76
--------------------------------------------------------------------------------
  4.   Mastercard, Inc.                                                    1.53
--------------------------------------------------------------------------------
  5.   TJX Companies, Inc.                                                 1.51
--------------------------------------------------------------------------------
  6.   Green Mountain Coffee Roasters, Inc.                                1.46
--------------------------------------------------------------------------------
  7.   Lear Corp.                                                          1.46
--------------------------------------------------------------------------------
  8.   Google, Inc.                                                        1.44
--------------------------------------------------------------------------------
  9.   United Rentals, Inc.                                                1.42
--------------------------------------------------------------------------------
 10.   Actavis, Inc.                                                       1.41
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

Prices and Distributions | 5/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         5/31/13                         11/30/12
--------------------------------------------------------------------------------
           A                            $21.97                          $18.99
--------------------------------------------------------------------------------
           C                            $19.94                          $17.36
--------------------------------------------------------------------------------
           Y                            $22.67                          $19.54
--------------------------------------------------------------------------------

Distributions per Share: 12/1/12-5/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Net
                           Investment          Short-Term           Long-Term
         Class               Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A                 $   --             $   --               $0.5727
--------------------------------------------------------------------------------
           C                 $   --             $   --               $0.5727
--------------------------------------------------------------------------------
           Y                 $   --             $   --               $0.5727
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 11

Performance Update | 5/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                       Net Asset       Public Offering
Period                 Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years               10.32%           9.67%
5 Years                 5.79            4.54
1 Year                 22.79           15.70

Expense Ratio
(Per prospectus dated June 10, 2013)*
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Select Mid         Russell Midcap
                            Cap Growth Fund            Growth Index
5/31/2003                   $     9,425                $    10,000
5/31/2004                   $    11,782                $    12,712
5/31/2005                   $    12,605                $    14,056
5/31/2006                   $    15,480                $    16,251
5/31/2007                   $    17,599                $    19,719
5/31/2008                   $    19,006                $    19,563
5/31/2009                   $    13,427                $    12,574
5/31/2010                   $    16,339                $    16,364
5/31/2011                   $    21,751                $    22,306
5/31/2012                   $    20,507                $    20,898
5/31/2013                   $    25,179                $    26,490

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

* For expense and other information about the Fund's Class B and Class R shares, please see the prospectus. No performance information is presented for Class B and Class R shares in this report because no Class B or Class R shares of the predecessor fund were outstanding during the periods shown.

12 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

Performance Update | 5/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                       If              If
Period                 Held            Redeemed
--------------------------------------------------------------------------------
10 Years                9.55%           9.55%
5 Years                 4.85            4.85
1 Year                 21.66           21.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated June 10, 2013)*
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
2.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Select Mid         Russell Midcap
                            Cap Growth Fund            Growth Index
5/31/2003                   $    10,000                $    10,000
5/31/2004                   $    12,405                $    12,712
5/31/2005                   $    13,199                $    14,056
5/31/2006                   $    16,161                $    16,251
5/31/2007                   $    18,329                $    19,719
5/31/2008                   $    19,636                $    19,563
5/31/2009                   $    13,771                $    12,574
5/31/2010                   $    16,619                $    16,364
5/31/2011                   $    21,917                $    22,306
5/31/2012                   $    20,457                $    20,898
5/31/2013                   $    24,888                $    26,490

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class C shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

* For expense and other information about the Fund's Class B and Class R shares, please see the prospectus. No performance information is presented for Class B and Class R shares in this report because no Class B or Class R shares of the predecessor fund were outstanding during the periods shown.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 13

Performance Update | 5/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                       If              If
Period                 Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(6/23/2004)             9.09%           9.09%
5 Years                 6.21            6.21
1 Year                 23.31           23.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated June 10, 2013)*
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Select Mid         Russell Midcap
                            Cap Growth Fund            Growth Index
6/30/2004                   $  5,000,000               $  5,000,000
5/31/2005                   $  5,286,799               $  5,442,008
5/31/2006                   $  6,503,266               $  6,291,742
5/31/2007                   $  7,399,247               $  7,634,613
5/31/2008                   $  8,017,136               $  7,574,263
5/31/2009                   $  5,674,163               $  4,868,386
5/31/2010                   $  6,940,759               $  6,335,550
5/31/2011                   $  9,283,729               $  8,636,132
5/31/2012                   $  8,787,298               $  8,090,889
5/31/2013                   $ 10,835,715               $ 10,256,130

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class Y shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

* For expense and other information about the Fund's Class B and Class R shares, please see the prospectus. No performance information is presented for Class B and Class R shares in this report because no Class B or Class R shares of the predecessor fund were outstanding during the periods shown.

14 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from December 1, 2012, through May 31, 2013.

--------------------------------------------------------------------------------
Share Class                                  A              C              Y
--------------------------------------------------------------------------------
Beginning Account Value                 $ 1,000.00     $ 1,000.00     $ 1,000.00
on 12/1/12
--------------------------------------------------------------------------------
Ending Account                          $ 1,192.90     $ 1,187.90     $ 1,195.30
Value (after expenses) on 5/31/13
--------------------------------------------------------------------------------
Expenses Paid                           $     6.18     $    10.80     $     4.32
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratios of 1.13%, 1.98% and 0.79% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2012, through May 31, 2013.

--------------------------------------------------------------------------------
Share Class                                  A              C             Y
--------------------------------------------------------------------------------
Beginning Account Value                 $ 1,000.00     $ 1,000.00     $ 1,000.00
on 12/1/12
--------------------------------------------------------------------------------
Ending Account                          $ 1,019.30     $ 1,015.06     $ 1,020.99
Value (after expenses) on 5/31/13
--------------------------------------------------------------------------------
Expenses Paid                           $     5.69     $     9.95     $     3.98
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratios of 1.13%, 1.98% and 0.79% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

Schedule of Investments | 5/31/13 (unaudited)

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                COMMON STOCKS -- 99.4%
                ENERGY -- 8.8%
                Oil & Gas Equipment & Services -- 1.5%
     144,100    Basic Energy Services, Inc.*                           $    1,923,735
      20,000    Cameron International Corp.*                                1,217,400
      73,600    FMC Technologies, Inc.*                                     4,096,576
                                                                       --------------
                                                                       $    7,237,711
-------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 6.1%
     126,100    Bill Barrett Corp.*                                    $    2,846,077
      29,800    Bonanza Creek Energy, Inc.*                                 1,107,070
     163,394    Cabot Oil & Gas Corp.                                      11,496,402
      60,000    Cobalt International Energy, Inc.*                          1,556,400
      30,200    Noble Energy, Inc.                                          1,741,030
      43,500    PDC Energy, Inc.*                                           2,226,765
      24,600    Pioneer Natural Resources Co.                               3,411,528
      31,000    Range Resources Corp.                                       2,330,580
      54,200    Southwestern Energy Co.*                                    2,042,798
      44,300    Trilogy Energy Corp.                                        1,381,317
                                                                       --------------
                                                                       $   30,139,967
-------------------------------------------------------------------------------------
                Oil & Gas Storage & Transportation -- 1.1%
      80,900    SemGroup Corp.                                         $    4,232,688
      92,900    StealthGas, Inc.*                                             981,953
                                                                       --------------
                                                                       $    5,214,641
-------------------------------------------------------------------------------------
                Coal & Consumable Fuels -- 0.1%
     134,000    Arch Coal, Inc.                                        $      691,440
                                                                       --------------
                Total Energy                                           $   43,283,759
-------------------------------------------------------------------------------------
                MATERIALS -- 6.9%
                Commodity Chemicals -- 1.5%
      19,300    LyondellBasell Industries NV                           $    1,286,345
      66,300    Methanex Corp.                                              2,930,460
      34,485    Tronox, Ltd.                                                  795,914
      23,900    Westlake Chemical Corp.                                     2,232,260
                                                                       --------------
                                                                       $    7,244,979
-------------------------------------------------------------------------------------
                Fertilizers & Agricultural Chemicals -- 0.1%
      10,400    The Scotts Miracle-Gro Co.                             $      491,608
-------------------------------------------------------------------------------------
                Industrial Gases -- 0.5%
      22,600    Airgas, Inc.                                           $    2,325,314
-------------------------------------------------------------------------------------
                Specialty Chemicals -- 2.6%
     200,000    Flotek Industries, Inc.*                               $    3,478,000
      17,300    The Sherwin-Williams Co.                                    3,261,569
      30,900    The Valspar Corp.                                           2,214,603
      43,900    WR Grace & Co.*                                             3,709,989
                                                                       --------------
                                                                       $   12,664,161
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 17

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                Construction Materials -- 1.5%
      71,200    Eagle Materials, Inc.                                  $    5,251,000
      40,700    Vulcan Materials Co.                                        2,180,706
                                                                       --------------
                                                                       $    7,431,706
-------------------------------------------------------------------------------------
                Paper Packaging -- 0.7%
      35,000    Rock Tenn Co.                                          $    3,457,300
                                                                       --------------
                Total Materials                                        $   33,615,068
-------------------------------------------------------------------------------------
                CAPITAL GOODS -- 7.0%
                Building Products -- 1.7%
      70,000    Fortune Brands Home & Security, Inc.                   $    2,959,600
     146,300    Masco Corp.                                                 3,075,226
      91,500    Ply Gem Holdings, Inc.*                                     2,113,650
                                                                       --------------
                                                                       $    8,148,476
-------------------------------------------------------------------------------------
                Construction & Engineering -- 0.1%
      12,100    Chicago Bridge & Iron Co. NV                           $      765,930
-------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 0.5%
      37,900    Eaton Corp Plc                                         $    2,503,674
-------------------------------------------------------------------------------------
                Construction & Farm Machinery & Heavy Trucks -- 1.1%
     252,900    The Manitowoc Co., Inc.                                $    5,313,429
-------------------------------------------------------------------------------------
                Industrial Machinery -- 2.7%
      43,000    Chart Industries, Inc.*                                $    4,183,040
      70,000    Ingersoll-Rand Plc                                          4,027,100
      52,200    Lincoln Electric Holdings, Inc.                             3,121,560
     240,200    Mueller Water Products, Inc.                                1,827,922
                                                                       --------------
                                                                       $   13,159,622
-------------------------------------------------------------------------------------
                Trading Companies & Distributors -- 0.9%
      16,600    WW Grainger, Inc.                                      $    4,273,504
                                                                       --------------
                Total Capital Goods                                    $   34,164,635
-------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 4.8%
                Environmental & Facilities Services -- 0.5%
      22,500    Stericycle, Inc.*                                      $    2,469,600
-------------------------------------------------------------------------------------
                Diversified Support Services -- 2.0%
      70,800    Iron Mountain, Inc.                                    $    2,537,472
     122,500    United Rentals, Inc.*                                       6,962,900
                                                                       --------------
                                                                       $    9,500,372
-------------------------------------------------------------------------------------
                Research & Consulting Services -- 2.3%
      49,000    CoStar Group, Inc.*                                    $    5,478,690
      78,700    Nielsen Holdings NV*                                        2,668,717
      55,400    Verisk Analytics, Inc.*                                     3,258,628
                                                                       --------------
                                                                       $   11,406,035
                                                                       --------------
                Total Commercial Services & Supplies                   $   23,376,007
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                TRANSPORTATION -- 5.6%
                Airlines -- 3.1%
      45,000    Alaska Air Group, Inc.*                                $    2,556,900
      38,400    Copa Holdings SA                                            5,042,688
     175,500    Delta Air Lines, Inc.*                                      3,160,755
     242,600    US Airways Group, Inc.*                                     4,262,482
                                                                       --------------
                                                                       $   15,022,825
-------------------------------------------------------------------------------------
                Marine -- 0.7%
     329,400    Diana Shipping, Inc.*                                  $    3,336,822
-------------------------------------------------------------------------------------
                Railroads -- 1.3%
      21,100    Canadian Pacific Railway, Ltd.                         $    2,784,989
      34,700    Kansas City Southern                                        3,841,290
                                                                       --------------
                                                                       $    6,626,279
-------------------------------------------------------------------------------------
                Trucking -- 0.5%
      97,400    Hertz Global Holdings, Inc.*                           $    2,515,842
                                                                       --------------
                Total Transportation                                   $   27,501,768
-------------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 2.2%
                Auto Parts & Equipment -- 1.4%
     119,000    Lear Corp.                                             $    7,137,620
-------------------------------------------------------------------------------------
                Motorcycle Manufacturers -- 0.8%
      69,000    Harley-Davidson, Inc.                                  $    3,763,260
                                                                       --------------
                Total Automobiles & Components                         $   10,900,880
-------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 4.2%
                Home Furnishings -- 0.5%
      20,000    Mohawk Industries, Inc.*                               $    2,223,400
-------------------------------------------------------------------------------------
                Homebuilding -- 1.0%
      57,000    Lennar Corp.                                           $    2,241,240
     105,000    Taylor Morrison Home Corp.*                                 2,712,150
                                                                       --------------
                                                                       $    4,953,390
-------------------------------------------------------------------------------------
                Household Appliances -- 0.9%
      73,100    SodaStream International, Ltd.*                        $    4,663,780
-------------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 1.8%
     141,000    Michael Kors Holdings, Ltd.*                           $    8,857,620
                                                                       --------------
                Total Consumer Durables & Apparel                      $   20,698,190
-------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 3.8%
                Casinos & Gaming -- 0.6%
      21,000    Wynn Resorts, Ltd.                                     $    2,853,690
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 19

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                Hotels, Resorts & Cruise Lines -- 0.9%
      51,000    Marriott International, Inc.                           $    2,142,510
      39,100    Wyndham Worldwide Corp.                                     2,272,492
                                                                       --------------
                                                                       $    4,415,002
-------------------------------------------------------------------------------------
                Restaurants -- 2.3%
      75,000    Brinker International, Inc.                            $    2,940,750
      26,000    Buffalo Wild Wings, Inc.*                                   2,494,960
       9,500    Chipotle Mexican Grill, Inc.*                               3,429,500
      14,000    Panera Bread Co.*                                           2,685,620
                                                                       --------------
                                                                       $   11,550,830
                                                                       --------------
                Total Consumer Services                                $   18,819,522
-------------------------------------------------------------------------------------
                MEDIA -- 2.8%
                Broadcasting -- 0.7%
      40,000    Discovery Communications, Inc.*                        $    3,154,400
-------------------------------------------------------------------------------------
                Cable & Satellite -- 0.8%
      56,000    Liberty Global, Inc.*                                  $    4,127,200
-------------------------------------------------------------------------------------
                Movies & Entertainment -- 1.3%
      98,000    Cinemark Holdings, Inc.                                $    2,875,320
     133,000    Imax Corp.*                                                 3,446,030
                                                                       --------------
                                                                       $    6,321,350
                                                                       --------------
                Total Media                                            $   13,602,950
-------------------------------------------------------------------------------------
                RETAILING -- 12.1%
                Distributors -- 1.8%
     350,600    LKQ Corp.*                                             $    8,582,688
-------------------------------------------------------------------------------------
                Internet Retail -- 2.3%
     110,000    HomeAway, Inc.*                                        $    3,363,800
      10,300    Netflix, Inc.*                                              2,330,375
       4,000    priceline.com, Inc.*                                        3,215,720
      52,000    Shutterfly, Inc.*                                           2,534,480
                                                                       --------------
                                                                       $   11,444,375
-------------------------------------------------------------------------------------
                General Merchandise Stores -- 1.2%
      56,000    Dollar General Corp.*                                  $    2,956,800
      62,962    Dollar Tree, Inc.*                                          3,024,694
                                                                       --------------
                                                                       $    5,981,494
-------------------------------------------------------------------------------------
                Apparel Retail -- 3.7%
     147,000    American Eagle Outfitters, Inc.                        $    2,909,130
      82,400    Ross Stores, Inc.                                           5,298,320
     146,000    TJX Companies, Inc.                                         7,389,060
      55,800    Urban Outfitters, Inc.*                                     2,339,694
                                                                       --------------
                                                                       $   17,936,204
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                Computer & Electronics Retail -- 0.5%
      50,000    Conn's, Inc.*                                          $    2,461,500
-------------------------------------------------------------------------------------
                Home Improvement Retail -- 0.6%
      70,000    Lowe's Companies, Inc.                                 $    2,947,700
-------------------------------------------------------------------------------------
                Specialty Stores -- 0.8%
      37,000    Tractor Supply Co.*                                    $    4,143,260
-------------------------------------------------------------------------------------
                Automotive Retail -- 1.2%
     125,000    CarMax, Inc.*                                          $    5,846,250
                                                                       --------------
                Total Retailing                                        $   59,343,471
-------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 3.1%
                Soft Drinks -- 1.1%
      18,700    Fomento Economico Mexicano SAB de CV (A.D.R.)          $    2,030,633
      61,687    Monster Beverage Corp.*                                     3,367,493
                                                                       --------------
                                                                       $    5,398,126
-------------------------------------------------------------------------------------
                Agricultural Products -- 0.6%
      41,000    Ingredion, Inc.                                        $    2,792,920
-------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 1.4%
      97,700    Green Mountain Coffee Roasters, Inc.*                  $    7,144,801
                                                                       --------------
                Total Food, Beverage & Tobacco                         $   15,335,847
-------------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 0.6%
                Personal Products -- 0.6%
      50,000    Nu Skin Enterprises, Inc.                              $    2,940,000
                                                                       --------------
                Total Household & Personal Products                    $    2,940,000
-------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 5.7%
                Health Care Equipment -- 1.9%
     205,400    Hologic, Inc.*                                         $    4,262,050
      87,413    Insulet Corp.*                                              2,610,152
     118,100    Masimo Corp.                                                2,556,865
                                                                       --------------
                                                                       $    9,429,067
-------------------------------------------------------------------------------------
                Health Care Supplies -- 1.4%
     126,300    Align Technology, Inc.*                                $    4,515,225
     170,000    Endologix, Inc.*                                            2,284,800
                                                                       --------------
                                                                       $    6,800,025
-------------------------------------------------------------------------------------
                Health Care Services -- 1.6%
      60,500    Air Methods Corp.                                      $    2,265,120
      65,190    Catamaran Corp.*                                            3,208,652
      19,700    DaVita HealthCare Partners, Inc.*                           2,444,179
                                                                       --------------
                                                                       $    7,917,951
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 21

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                Health Care Facilities -- 0.8%
     138,000    Brookdale Senior Living, Inc.*                         $    3,912,300
                                                                       --------------
                Total Health Care Equipment & Services                 $   28,059,343
-------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY &
                LIFE SCIENCES -- 9.5%
                Biotechnology -- 4.0%
      86,100    Alkermes Plc*                                          $    2,690,625
      53,200    Cubist Pharmaceuticals, Inc.*                               2,923,340
     288,600    NPS Pharmaceuticals, Inc.*                                  4,545,450
      34,600    Onyx Pharmaceuticals, Inc.*                                 3,302,570
      12,600    Regeneron Pharmaceuticals, Inc.*                            3,047,562
      40,800    Vertex Pharmaceuticals, Inc.*                               3,276,648
                                                                       --------------
                                                                       $   19,786,195
-------------------------------------------------------------------------------------
                Pharmaceuticals -- 4.3%
      55,800    Actavis, Inc.*                                         $    6,879,582
      42,802    Jazz Pharmaceuticals Plc*                                   2,909,252
     104,900    Salix Pharmaceuticals, Ltd.*                                6,364,283
      50,300    Shire Plc (A.D.R.)                                          4,953,041
                                                                       --------------
                                                                       $   21,106,158
-------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 1.2%
      62,300    Agilent Technologies, Inc.                             $    2,831,535
      39,700    Illumina, Inc.*                                             2,791,704
                                                                       --------------
                                                                       $    5,623,239
                                                                       --------------
                Total Pharmaceuticals, Biotechnology & Life Sciences   $   46,515,592
-------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 3.1%
                Consumer Finance -- 1.0%
     100,000    Discover Financial Services, Inc.                      $    4,741,000
-------------------------------------------------------------------------------------
                Asset Management & Custody Banks -- 1.6%
      19,900    Affiliated Managers Group, Inc.*                       $    3,263,600
     145,000    Blackstone Group LP                                         3,174,050
      47,669    Walter Investment Management Corp.*                         1,735,628
                                                                       --------------
                                                                       $    8,173,278
-------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 0.5%
      96,200    Morgan Stanley Co.                                     $    2,491,580
                                                                       --------------
                Total Diversified Financials                           $   15,405,858
-------------------------------------------------------------------------------------
                REAL ESTATE -- 1.7%
                Specialized REIT -- 0.6%
      98,700    Weyerhaeuser Co.                                       $    2,943,234
-------------------------------------------------------------------------------------
                Real Estate Services -- 1.1%
      58,800    Jones Lang LaSalle, Inc.                               $    5,399,604
                                                                       --------------
                Total Real Estate                                      $    8,342,838
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 10.2%
                Internet Software & Services -- 3.5%
      96,933    Akamai Technologies, Inc.*                             $    4,470,550
      42,000    eBay, Inc.*                                                 2,272,200
       8,100    Google, Inc.*                                               7,050,321
      21,000    LinkedIn Corp.*                                             3,518,130
                                                                       --------------
                                                                       $   17,311,201
-------------------------------------------------------------------------------------
                IT Consulting & Other Services -- 0.4%
      37,000    Gartner, Inc.*                                         $    2,094,570
-------------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 3.5%
      31,300    Alliance Data Systems Corp.*                           $    5,542,917
     220,000    Genpact, Ltd.                                               4,257,000
      13,100    Mastercard, Inc.                                            7,470,275
                                                                       --------------
                                                                       $   17,270,192
-------------------------------------------------------------------------------------
                Application Software -- 2.8%
      21,982    ANSYS, Inc.*                                           $    1,637,659
      35,000    Autodesk, Inc.*                                             1,320,550
      50,700    Citrix Systems, Inc.*                                       3,262,545
     120,000    QLIK Technologies, Inc.*                                    3,691,200
     111,320    SS&C Technologies Holdings, Inc.*                           3,521,052
                                                                       --------------
                                                                       $   13,433,006
                                                                       --------------
                Total Software & Services                              $   50,108,969
-------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.8%
                Communications Equipment -- 0.3%
      33,000    Palo Alto Networks, Inc.*                              $    1,601,160
-------------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 1.5%
      84,089    SanDisk Corp.*                                         $    4,962,933
      52,000    Synaptics, Inc.*                                            2,145,520
                                                                       --------------
                                                                       $    7,108,453
                                                                       --------------
                Total Technology Hardware & Equipment                  $    8,709,613
-------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.8%
                Semiconductors -- 3.8%
     106,800    Analog Devices, Inc.                                   $    4,905,324
      72,000    Avago Technologies, Ltd.                                    2,715,120
     115,000    Maxim Integrated Products, Inc.                             3,391,350
     165,000    Skyworks Solutions, Inc.*                                   3,936,900
      85,000    Xilinx, Inc.                                                3,455,250
                                                                       --------------
                                                                       $   18,403,944
                                                                       --------------
                Total Semiconductors & Semiconductor Equipment         $   18,403,944
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 23

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 0.9%
                Wireless Telecommunication Services -- 0.9%
      60,100    SBA Communications Corp.*                              $    4,523,727
                                                                       --------------
                Total Telecommunication Services                       $    4,523,727
-------------------------------------------------------------------------------------
                UTILITIES -- 0.8%
                Electric Utilities -- 0.3%
      15,400    ITC Holdings Corp.                                     $    1,333,178
-------------------------------------------------------------------------------------
                Gas Utilities -- 0.3%
      25,000    National Fuel Gas Co.                                  $    1,530,000
-------------------------------------------------------------------------------------
                Water Utilities -- 0.2%
      31,700    Aqua America, Inc.                                     $      985,553
                                                                       --------------
                Total Utilities                                        $    3,848,731
-------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $368,287,958)                                    $  487,500,712
-------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.4%
                (Cost $368,287,958) (a)                                $  487,500,712
-------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 0.6%                     $    2,836,197
-------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                             $  490,336,909
=====================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At May 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $371,697,647 was as follows:

            Aggregate gross unrealized gain for all investments in which
               there is an excess of value over tax cost                       $ 121,998,311

            Aggregate gross unrealized loss for all investments in which
               there is an excess of tax cost over value                          (6,195,246)
                                                                               -------------
            Net unrealized gain                                                $ 115,803,065
                                                                               =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2013 aggregated $239,884,568 and $283,402,492, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

The following is a summary of the inputs used as of May 31, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                         Level 1           Level 2     Level 3    Total
--------------------------------------------------------------------------------
Common Stocks            $ 487,500,712     $ --        $ --       $ 487,500,712
--------------------------------------------------------------------------------
Total                    $ 487,500,712     $ --        $ --       $ 487,500,712
================================================================================

During the six months ended May 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 25

Statement of Assets and Liabilities | 5/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $368,287,958)                    $ 487,500,712
  Cash                                                                3,561,723
  Foreign currency (cost $7,824)                                          7,711
  Receivables --
     Investment securities sold                                       7,088,822
     Fund shares sold                                                    63,658
     Dividends                                                          242,757
  Other                                                                  46,803
--------------------------------------------------------------------------------
        Total assets                                              $ 498,512,186
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $   7,427,937
     Fund shares repurchased                                            518,463
  Due to affiliates                                                     103,418
  Accrued expenses                                                      125,459
--------------------------------------------------------------------------------
        Total liabilities                                         $   8,175,277
================================================================================
NET ASSETS:
  Paid-in capital                                                 $ 339,106,905
  Accumulated net investment loss                                      (871,461)
  Accumulated net realized gain on investments                       32,888,824
  Net unrealized gain on investments                                119,212,754
  Net unrealized loss on assets and liabilities denominated in
     foreign currencies                                                    (113)
--------------------------------------------------------------------------------
        Total net assets                                          $ 490,336,909
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $377,051,484/17,159,639 shares)               $       21.97
  Class C (based on $14,300,076/717,120 shares)                   $       19.94
  Class Y (based on $98,985,349/4,366,848 shares)                 $       22.67
MAXIMUM OFFERING PRICE:
  Class A ($21.97 (divided by) 94.25%)                            $       23.31
================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

Statement of Operations (unaudited)

For the Six Months Ended 5/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $7,290)                  $  1,571,042
  Interest                                                                    2,672
----------------------------------------------------------------------------------------------------
         Total investment income                                                       $  1,573,714
====================================================================================================
EXPENSES:
  Management fees                                                      $  1,457,527
  Transfer agent fees and expenses
     Class A                                                                210,826
     Class C                                                                 14,853
     Class Y                                                                  1,663
  Distribution fees
     Class A                                                                442,015
     Class C                                                                 67,701
  Shareholder communication expense                                         140,397
  Administrative reimbursements                                              71,723
  Custodian fees                                                              5,573
  Registration fees                                                          20,146
  Professional fees                                                          28,011
  Printing expense                                                           22,982
  Fees and expenses of nonaffiliated Trustees                                 7,323
  Miscellaneous                                                              26,367
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  2,517,107
----------------------------------------------------------------------------------------------------
         Net investment loss                                                           $   (943,393)
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                       $ 36,132,304
     Other assets and liabilities denominated in
        foreign currencies                                                    2,658    $ 36,134,962
----------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
     Investments                                                       $ 47,395,015
     Other assets and liabilities denominated in foreign currencies             151    $ 47,395,166
----------------------------------------------------------------------------------------------------
  Net gain on investments                                                              $ 83,530,128
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $ 82,586,735
====================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 27

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            5/31/13         Year Ended
                                                            (unaudited)     11/30/12
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $    (943,393)  $    (2,277,943)
Net realized gain on investments and foreign
  currency transactions                                        36,134,962        36,723,833
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                            47,395,166        (1,536,330)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  82,586,735   $    32,909,560
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($0.57 and $0.00 per share, respectively)         $ (10,045,944)  $            --
  Class C ($0.57 and $0.00 per share, respectively)              (417,755)               --
  Class Y ($0.57 and $0.00 per share, respectively)            (2,958,581)               --
--------------------------------------------------------------------------------------------
      Total distributions to shareowners                    $ (13,422,280)  $            --
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  13,743,074   $    49,740,808
Reinvestment of distributions                                  12,330,215                --
Cost of shares repurchased                                    (55,406,267)      (91,199,301)
--------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                            $ (29,332,978)  $   (41,458,493)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $  39,831,477   $    (8,548,933)
NET ASSETS:
Beginning of year                                             450,505,432       459,054,365
--------------------------------------------------------------------------------------------
End of year                                                 $ 490,336,909   $   450,505,432
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $    (871,461)  $        71,932
============================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------
                                            '13 Shares   '13 Amount
                                            (unaudited)  (unaudited)     '12 Shares    '12 Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                                    446,852   $   8,942,822     1,038,018   $  19,718,219
Reinvestment of distributions                  524,214       9,645,613            --              --
Less shares repurchased                     (1,491,053)    (29,831,410)   (3,809,031)    (72,535,773)
-----------------------------------------------------------------------------------------------------
      Net decrease                            (519,987)  $ (11,242,975)   (2,771,013)  $ (52,817,554)
-----------------------------------------------------------------------------------------------------
Class C
Shares sold                                     76,118   $   1,378,799       160,369   $   2,791,454
Reinvestment of distributions                   23,911         400,772            --              --
Less shares repurchased                       (118,063)     (2,162,046)     (224,962)     (4,046,284)
-----------------------------------------------------------------------------------------------------
      Net decrease                             (18,034)  $    (382,475)      (64,593)  $  (1,254,830)
-----------------------------------------------------------------------------------------------------
Class Y
Shares sold                                    169,843   $   3,421,453     1,371,609   $  27,231,135
Reinvestment of distributions                  120,519       2,283,830            --              --
Less shares repurchased                     (1,145,787)    (23,412,811)     (744,633)    (14,617,244)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)                 (855,425)  $ (17,707,528)      626,976   $  12,613,891
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 29

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year         Year         Year        Year        Year
                                                           5/31/13       Ended        Ended        Ended       Ended       Ended
                                                           (unaudited)   11/30/12     11/30/11     11/30/10    11/30/09(a) 11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  18.99      $  17.73     $  16.76     $  13.86    $  9.59     $ 18.63
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                     $  (0.05)     $  (0.11)    $  (0.09)    $  (0.08)   $ (0.06)    $ (0.05)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        3.60          1.37         1.06         2.98       4.39       (6.84)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   3.55      $   1.26     $   0.97     $   2.90    $  4.33     $ (6.89)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                          (0.57)           --           --           --      (0.06)      (2.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   2.98      $   1.26     $   0.97     $   2.90    $  4.27     $ (9.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  21.97      $  18.99     $  17.73     $  16.76    $ 13.86     $  9.59
====================================================================================================================================
Total return*                                                 19.29%         7.11%(c)     5.79%(b)    20.92%     45.46%     (41.79)%
Ratio of net expenses to average net assets                    1.13%**       1.16%        1.15%        1.21%      1.29%       1.25%
Ratio of net investment loss to average net assets            (0.45)%**     (0.54)%      (0.44)%      (0.61)%    (0.39)%     (0.25)%
Portfolio turnover rate                                         104%**         86%          81%          88%        91%         38%
Net assets, end of period (in thousands)                   $377,051      $335,702     $362,504     $387,037    $73,077     $97,154
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                              1.13%**       1.16%        1.15%        1.21%      1.29%       1.25%
   Net investment loss                                        (0.45)%**     (0.54)%      (0.44)%      (0.61)%    (0.39)%     (0.25)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                1.13%**       1.16%        1.15%        1.21%      1.29%       1.25%
   Net investment loss                                        (0.45)%**     (0.54)%      (0.44)%      (0.61)%    (0.39)%     (0.25)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 5.61%.

(c) If the und had not recognized gains in settlement of class action lawsuits during the ear ended November 30, 2012, the total return would have been 7.02%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year         Year         Year       Year        Year
                                                           5/31/13      Ended        Ended        Ended      Ended       Ended
                                                           (unaudited)  11/30/12     11/30/11     11/30/10   11/30/09(a) 11/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 17.36      $ 16.37      $ 15.62      $ 13.04    $  9.09     $ 17.93
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                     $ (0.12)     $ (0.28)     $ (0.24)     $ (0.20)   $ (0.17)    $ (0.17)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                       3.27         1.27         0.99         2.78       4.18       (6.52)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  3.15      $  0.99      $  0.75      $  2.58    $  4.01     $ (6.69)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                         (0.57)          --           --           --      (0.06)      (2.15)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  2.58      $  0.99      $  0.75      $  2.58    $  3.95     $ (8.84)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 19.94      $ 17.36      $ 16.37      $ 15.62    $ 13.04     $  9.09
==================================================================================================================================
Total return*                                                18.79%        6.05%(c)     4.80%(b)    19.79%     44.43%     (42.37)%
Ratio of net expenses to average net assets                   1.98%**      2.16%        2.07%        2.14%      2.31%       2.00%
Ratio of net investment loss to average net assets           (1.31)%**    (1.54)%      (1.37)%      (1.54)%    (1.44)%     (1.00)%
Portfolio turnover rate                                        104%**        86%          81%          88%        91%         38%
Net assets, end of period (in thousands)                   $14,300      $12,761      $13,090      $13,565    $ 5,017     $ 4,457
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                             1.98%**      2.16%        2.07%        2.25%      2.31%       2.00%
   Net investment loss                                       (1.31)%**    (1.54)%      (1.37)%      (1.64)%    (1.44)%     (1.00)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                               1.98%**      2.16%        2.07%        2.14%      2.31%       2.00%
   Net investment loss                                       (1.31)%**    (1.54)%      (1.37)%      (1.54)%    (1.44)%     (1.00)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 4.67%.

(c) If the und had not recognized gains in settlement of class action lawsuits during the ear ended November 30, 2012, the total return would have been 5.97%.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 31

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year         Year          Year        Year        Year
                                                          5/31/13      Ended        Ended         Ended       Ended       Ended
                                                          (unaudited)  11/30/12     11/30/11      11/30/10    11/30/09(a) 11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $ 19.54      $  18.16     $ 17.10       $  14.08    $  9.70     $  18.77
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                    $ (0.01)     $  (0.02)    $ (0.00)(b)   $  (0.02)   $ (0.01)    $     --
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                      3.71          1.40        1.06           3.04       4.45        (6.92)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  3.70      $   1.38     $  1.06       $   3.02    $  4.44     $  (6.92)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                        (0.57)           --          --             --      (0.06)       (2.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  3.13      $   1.38     $  1.06       $   3.02    $  4.38     $  (9.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 22.67      $  19.54     $ 18.16       $  17.10    $ 14.08     $   9.70
====================================================================================================================================
Total return*                                               19.53%         7.60%(e)    6.20%(d)      21.45%     46.08%      (41.62)%
Ratio of net expenses to average net assets                  0.79%**       0.73%       0.71%          0.74%      0.97%        1.00%
Ratio of net investment loss to average net assets          (0.11)%**     (0.11)%     (0.00)%(c)     (0.14)%    (0.05)%         --
Portfolio turnover rate                                       104%**         86%         81%            88%        91%          38%
Net assets, end of period (in thousands)                  $98,985      $102,042     $83,460       $107,870    $81,580     $115,533
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                            0.79%**       0.73%       0.71%          0.74%      0.97%        1.00%
   Net investment loss                                      (0.11)%**     (0.11)%     (0.00)%(c)     (0.14)%    (0.05)%         --
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                              0.79%**       0.73%       0.71%          0.74%      0.97%        1.00%
   Net investment loss                                      (0.11)%**     (0.11)%     (0.00)%(c)     (0.14)%    (0.05)%         --
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(b)   Rounds to less than $0.01 or $(0.01) per share.

(c)   Rounds to less than 0.01%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 6.08%.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.52%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

Notes to Financial Statements | 5/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund, a series of Pioneer Series Trust I (the "predecessor fund"). The predecessor fund is the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history have become the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Growth Opportunities Fund. The predecessor fund acquired the assets and stated liabilities of the Regions Morgan Keegan Select Mid Cap Growth Fund on May 15, 2009. The investment objective of the Fund is long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. No financial information is presented for Class B or Class R shares in this report because no Class B or Class R shares of the predecessor fund were outstanding during the periods shown. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At May 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

34 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of May 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. There were no distributions paid during the year ended November 30, 2012.

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed long-term gain                                    $ 13,657,763
    Net unrealized gain                                               68,407,786
    ----------------------------------------------------------------------------
         Total                                                      $ 82,065,549
    ============================================================================

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 35

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax basis adjustments on Real Estate Investment Trust (REIT) holdings and other holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $8,257 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

36 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Prior to the reorganization, the Fund paid an annual fee equal to 0.65% of the Fund's average daily net assets. Morgan Asset Management, Inc. (MAM) served as the investment adviser to the predecessor Regions Morgan Keegan Select Mid Cap Growth Fund through May 15, 2009. For the six months ended May 31, 2013, the effective management fee was equivalent to 0.63% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,672 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 37

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $  93,617
Class C                                                                    4,070
Class Y                                                                   42,710
--------------------------------------------------------------------------------
  Total                                                                $ 140,397
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $73,742 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,004 in distribution fees payable to PFD at May 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2013, CDSCs in the amount of $459 were paid to PFD.

38 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2013, the Fund had no borrowings under the credit facility.

7. Subsequent Event

On June 7, 2013 ("Closing Date"), the predecessor fund was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding Class A, Class C and Class Y shares of the predecessor fund received Class A, Class C and Class Y shares of the Fund, respectively, in the reorganization. The investment portfolio of the predecessor fund, with an aggregate value of $474,126,131 and an identified cost of $356,838,532 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the predecessor fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 39

The Fund was the legal survivor of the reorganization. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history have become the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Growth Opportunities Fund.

The following charts show the details of the reorganization as of that Closing
Date:

--------------------------------------------------------------------------------------------------------
                                     Pioneer Growth         Pioneer Select         Pioneer Select
                                     Opportunities          Mid Cap                Mid Cap
                                     Fund                   Growth Fund            Growth Fund
                                     (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
--------------------------------------------------------------------------------------------------------
Net Assets
Class A                              $480,408,023           $375,031,477           $  855,439,500
Class B                                 9,689,683                     --                9,689,683
Class C                                43,279,821             14,188,415               57,468,236
Class R                                 8,602,193                     --                8,602,193
Class Y                                33,367,843             92,797,966              126,165,809
Total Net Assets                     $575,347,563           $482,017,858           $1,057,365,421
Shares Outstanding
Class A                                14,033,389             10,956,195*              24,989,584
Class B                                   344,312                     --                  344,312
Class C                                 1,500,584                491,969*               1,992,553
Class R                                   254,059                     --                  254,059
Class Y                                   934,367              2,598,660*               3,533,027
Shares Issued in Reorganization
Class A                                                                                14,033,389
Class B                                                                                   344,312
Class C                                                                                 1,500,584
Class R                                                                                   254,059
Class Y                                                                                   934,367

* Share amounts have been adjusted to reflect the conversion ratios utilized for the reorganization.

--------------------------------------------------------------------------------------------------
                                                     Unrealized
                                                     Appreciation                 Accumulated Gain
                                                     on Closing Date              on Closing Date
--------------------------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth Fund                   $  227,529,985               $   (1,891,139)

On June 7, 2013, the unrealized appreciation of the predecessor fund, which as noted above, was the acquired fund for tax purposes, was $117,287,599.

40 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 John F. Cogan, Jr., President*
David R. Bock                             Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                           Vice President
Benjamin M. Friedman                      Mark E. Bradley, Treasurer**
Margaret B.W. Graham                      Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Chief Executive Officer of the Fund.
** Chief Financial and Accounting Officer of the Fund.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 41

                           This page for your notes.

42 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

                           This page for your notes.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13 43

                           This page for your notes.

44 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 23253-04-0713

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 30, 2013

* Print the name and title of each signing officer under his or her signature.